UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Lev Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEV PHARMACEUTICALS, INC.
675 Third Avenue, Suite 2200
New York, NY 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 15, 2008

To the Stockholders of
LEV PHARMACEUTICALS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of LEV PHARMACEUTICALS, INC. will be held at The W Hotel, 541 Lexington Avenue, New York, New York 10022 on May 15, 2008 at 10:00 a.m., Eastern time. The Annual Meeting of Stockholders is being held for the purpose of:

1.	Electing six (6) Directors to our Board of Directors;

2.	Approving an amendment to our 2004 Omnibus Incentive Compensation Plan to increase the number of shares authorized under the plan from 10,000,000 shares to 20,000,000 shares;

3.	Ratifying the appointment of Eisner LLP as our independent registered public accountants for the year ending December 31, 2008; and

4.	Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

The close of business on April 7, 2008 has been fixed as the Record Date for the determination of Stockholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Stockholders.

By Order of the Board of Directors,

Judson Cooper,
Chairman of the Board of Directors

Dated: April 14, 2008

— IMPORTANT —

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTPAID ENVELOPE OR FOLLOW THE TELEPHONE OR INTERNET VOTING INSTRUCTIONS ON THE PROXY CARD AS SOON AS POSSIBLE. THANK YOU FOR ACTING PROMPTLY.

ii

PROPOSAL NO. 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
Amounts Billed to Independent Registered Public Accounting Firm	42
Report of the Audit Committee	43
Vote Required and Recommendation of the Board of Directors	44
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	47
Review, Approval or Ratification of Transactions with Related Persons	48
HOUSEHOLDING OF PROXY MATERIALS	48
OTHER BUSINESS	48
STOCKHOLDER PROPOSALS	48
ADDITIONAL INFORMATION	49

iii

LEV PHARMACEUTICALS, INC.
675 Third Avenue, Suite 2200
New York, NY 10017

PROXY STATEMENT
for
Annual Meeting of Stockholders
To Be Held on May 15, 2008

This Proxy Statement and the accompanying form of proxy have been mailed on or about April 15, 2008 to the Stockholders of record of shares of common stock as of April 7, 2008, of LEV PHARMACEUTICALS, INC. a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of Lev Pharmaceuticals, Inc. for use at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Eastern time) at The W Hotel, 541 Lexington Avenue, New York, New York 10022 on Thursday, May 15, 2008 and at any adjournment thereof.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

On April 7, 2008 (the “Record Date”), there were issued and outstanding 142,329,153 shares of common stock. Only holders of common stock of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof. Each share of common stock is entitled to one vote on each matter submitted to Stockholders. Shares of our common stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted:

1.	FOR the election of the six (6) persons nominated by the Board of Directors (Proposal No. 1);

2.	FOR the amendment to our 2004 Omnibus Incentive Compensation Plan to increase the number of shares authorized under the plan from 10,000,000 shares to 20,000,000 shares (Proposal No. 2);

3.	FOR the appointment of Eisner LLP as our independent registered public accountants for the year ending December 31, 2008 (Proposal No. 3); and

4.
FOR such other business as may properly be brought before the meeting or any adjournment thereof, and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

Quorum and Voting

A majority of our holders of outstanding shares of common stock as of the Record Date must be present at the meeting in person or by proxy in order to hold the meeting and conduct business. This presence is called a quorum. Shares are counted as present at the meeting if you are present and vote in person at the meeting, or if you have properly submitted a proxy card. In addition, abstentions and broker non-votes will be considered to be shares present at the meeting for purposes of a quorum. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker does not receive voting instructions from the beneficial owner and the broker lacks discretionary authority to vote the shares.

Please complete, date and sign the accompanying proxy card and promptly return it in the enclosed envelope or otherwise mail it to us. All executed, returned proxies that are not revoked will be voted in accordance with the included instructions.

Broker non-votes and abstentions will be counted towards the determination of a quorum which, according to our Bylaws, will be the presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock entitled to vote. Election of Directors is by plurality vote, with the six nominees receiving the highest vote totals to be elected as Directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the Election of Directors.

Approval of the amendment to the 2004 Omnibus Incentive Plan (the “2004 Plan”) and the proposal to ratify the appointment of our independent registered public accounting firm requires the affirmative vote by holders of at least a majority of the shares of our common stock who attend the meeting in person or are represented by proxy. Abstentions will have the effect of a vote against these proposals, while broker non-votes will not be taken into account in determining the outcome of the vote on these proposals.

In addition, the proxy confers discretionary authority to the persons named in the proxy authorizing those persons to vote, in their discretion, on any other matters properly presented at the Annual Meeting of Stockholders. The Board of Directors is not currently aware of any such other matters. The persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies or for other reasons. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the meeting.

Stockholders whose shares are registered in their own names may vote via the Internet or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for Internet voting are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. If your shares are registered in the name of a bank or brokerage firm you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many banks and brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your bank or brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided. If you either return your signed proxy or submit your proxy using the Internet or telephone procedures that may be available to you, your shares will be voted as you direct.

IF YOU RETURN A PROPERLY SIGNED PROXY CARD ON WHICH NO DIRECTIONS ARE SPECIFIED, YOUR SHARES WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

Revocation of Proxies

Any proxy may be revoked at any time before it is voted. A stockholder may revoke a proxy by notifying our corporate Secretary either in writing prior to the Annual Meeting or in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of Lev Pharmaceuticals. Stockholders who hold their shares through a broker, bank or other nominee and wish to vote at the meeting must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares to be voted.

Solicitation of Proxies

We will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of our common stock held of record by such persons, and we may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

Annual Report

The Annual Report to Stockholders for the fiscal year ended December 31, 2007, including financial statements, accompanies this Proxy Statement. The principal executive offices of Lev Pharmaceuticals, Inc. are located at 675 Third Avenue, Suite 2200, New York, NY 10017. Our telephone number is (212) 682-3096.

Recommendation of the Board of Directors

Our Board of Directors recommends that you vote FOR each of the proposals described in this proxy statement.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect six directors to serve until our next Annual Meeting of Stockholders or until their successors are elected and qualified. In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected. All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Officers are elected annually by, and serve at the discretion of, the Board of Directors. There are no familial relationships between or among any of our officers or directors. Biographical information regarding the nominees for election as directors and our executive officers is included below. The following table sets forth certain information about our nominees for election to the Board of Directors.

Information with Respect to Director Nominees

Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the company by the director nominees:

Name	Age	Office	Director Since

Judson A. Cooper	49	Chairman of the Board, Executive Vice President and Secretary	2004

Joshua D. Schein	47	Chief Executive Officer and Director	2004

Thomas Lanier	48	Director	2004

Scott Eagle	49	Director	2004

Eric I. Richman	47	Director	2004

Henry M. Dachowitz	52	Director	2007

Biographical Information

Judson A. Cooper has been our Chairman of the Board, Executive Vice President and Secretary since December 29, 2004 and Chairman of Lev Development Corp., or LDC, since the commencement of operations of LDC in July 2003 and Executive Vice President since November 1, 2004. Mr. Cooper is also a founder of SIGA Technologies, Inc., a publicly traded biotechnology company, and served as its Chairman from August 1998 to April 2001. Mr. Cooper also served as SIGA’s acting Chairman from April 1998 to August 1998, as a Director from December 1995 to April 2001, as Executive Vice President from November 1996 to April 2001, and as its founding President from December 1995 to November 1996. Mr. Cooper is also a founder of DepoMed, Inc., a publicly traded drug delivery company and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Mr. Cooper was an executive officer and a director of Virologix Corporation, a private biotechnology company that he co-founded and which was subsequently acquired by Access Pharmaceuticals, a publicly traded biotechnology company. From June 1996 to September 1998, Mr. Cooper was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly traded biotechnology company that he co-founded. Mr. Cooper is also a founder of Hemoxymed, Inc., a publicly traded biotechnology company. Since 1997, Mr. Cooper has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. Mr. Cooper is a graduate of the Kellogg School of Management.

Joshua D. Schein, Ph.D. has been our Chief Executive Officer and a Director since December 29, 2004 and Chief Executive Officer and a Director of LDC, since the commencement of LDC’s operations in July 2003. Dr. Schein is also a founder of SIGA Technologies, Inc., a publicly traded biotechnology company, and served as its Chief Executive Officer from August 1998 to April 2001. Dr. Schein also served as SIGA’s acting Chief Executive Officer from April 1998 to August 1998, as Secretary and a Director from December 1995 to April 2001, and as Chief Financial Officer from December 1995 until April 1998. Dr. Schein is also a founder of DepoMed, Inc., a publicly traded drug delivery company, and served as a director of the company from December 1995 to June 1998. From January 1996 to August 1998, Dr. Schein was an executive officer and a director of Virologix Corporation, a private biotechnology company that he co-founded and which was subsequently acquired by Access Pharmaceuticals, a publicly traded biotechnology company. From June 1996 to September 1998, Dr. Schein was an executive officer and a director of Callisto Pharmaceuticals, Inc., a publicly traded biotechnology company that he co-founded. Dr. Schein is also a founder of Hemoxymed, Inc., a publicly traded biotechnology company. Since 1997, Dr. Schein has been a principal of Prism Ventures LLC, a privately held limited liability company focused on the biotechnology industry. From 1994 to 1995, Dr. Schein served as a Vice President of Investment Banking at Josephthal, Lyon and Ross, Incorporated, an investment banking firm. Dr. Schein received a Ph.D. in neuroscience from the Albert Einstein College of Medicine, an MBA from the Columbia Graduate School of Business, and a B.A. in biochemistry from Brandeis University.

Thomas Lanier has served as a Director of our company since December 29, 2004. Since 1996, Mr. Lanier has served as an International Advisor for the U.S. Department of the Treasury; during this time he co-wrote the U.S. Treasury’s guide to external debt issuance for emerging market borrowers. Mr. Lanier also served as Financial Attache in the Office of International Affairs, U.S. Treasury, Moscow, from 2003 to 2005. From 1988 until 1996, Mr. Lanier worked for Chemical Bank as a U.S. Government Bond Trader (1988-1993), Emerging Markets Salesperson (1993-1994) and Emerging Markets Debt Trader (1994-1996). In 1981, Mr. Lanier graduated from the United States Military Academy at West Point with a Bachelor of Science Degree. Prior to leaving the Army in 1986, he also graduated from the U.S. Army Airborne School and the U.S. Army Flight School and was responsible for planning, organizing and controlling logistical operations on an international project for the Army Chief of Staff. In 1988, Mr. Lanier received a Masters of Business Administration with an emphasis in finance and marketing from the Fuqua School of Business, Duke University.

Scott Eagle has served as a Director of our company since December 29, 2004. Since November 1998, Mr. Eagle has been at Claria Corporation, a leading behavioral online marketing firm where he currently is Chief Operating Officer, a position he has held since January 2, 2007. Mr. Eagle has also served as Claria’s Executive Vice President and CMO. Prior to joining Claria, Mr. Eagle was the Vice President of marketing at Concentric Network Corporation from 1996 to 1998. Before Concentric, from 1993 to 1996, Mr. Eagle served as Vice President of Marketing at MFS Communications where he launched regional marketing campaigns for the start-up MFS Intelenet subsidiary. Mr. Eagle began his career at Procter & Gamble in marketing and new product development for consumer packaged goods, managing brands such as Formula 44 and Chloraseptic. Mr. Eagle holds a B.S. from the University of Pennsylvania, Wharton School.

Eric I. Richman has served as a Director of our company since December 29, 2004. Since October 2004, Mr. Richman has been Senior Vice President, Business Development and Strategic Planning at PharmAthene, Inc., a publicly traded biotechnology company. From 2001 to 2003, he was Vice President, Corporate Development at MaxCyte, Inc., a private biotechnology company. Mr. Richman was part of the founding team at MedImmune, Inc., a publicly-traded biotechnology company, holding various administrative, financial, strategic planning, marketing and international positions between 1987 and 2000, including Director, International Commercialization with MedImmune, Inc. (1998-2000), and Senior Director of Transplantation Products (1993-1998). He was a key member on the launch teams for MedImmune's biotechnology products (CytoGam®, RespiGam® and Synagis®), both domestically and internationally. Mr. Richman received a B.S. degree in Biomedical Science in 1984 from the Sophie Davis School of Biomedical Education (CUNY Medical School) and a Masters of Business Administration from the American Graduate School of International Management in 1987. Mr. Richman serves on the Board of ADMA Biologics, Inc. and PharmAthene Canada.

Henry M. Dachowitz joined our Board of Directors on November 27, 2007. Mr. Dachowitz formerly served as Treasurer of Nassau County, NY and is currently self-employed as a financial and business management advisor. From January 2002 to January 2006, Mr. Dachowitz served as Treasurer of Nassau County, NY where he also chaired the Nassau County Deferred Compensation Board. Prior to his appointment as Treasurer, Mr. Dachowitz was a tax arbitrage consultant with Twenty-First Securities and later with his own firm, Abacus Business Consultants. Mr. Dachowitz was also an auditor with Coopers & Lybrand, a management consultant with Touche Ross, a Divisional Controller with Bankers Trust, a research analyst with Sanford C. Bernstein & Company, and Chief Financial Officer of three start-up companies, including IGI Biotechnology, Inc. and Pharmos Corporation. Mr. Dachowitz presently serves as the Chief Financial Officer of two privately-held corporations, Biophore, Inc. and Espiga Records & Music. Mr. Dachowitz received his Bachelor of Science Degree from Brooklyn College and his Masters in Business Administration from Harvard Business School. A Certified Public Accountant, Mr. Dachowitz was a member of the Student Advisory Committee of the Institute of Politics at the Kennedy School of Government at Harvard University, and taught Accounting at Harvard College. Mr. Dachowitz served as an Editorial Advisor of the Journal of Accountancy from 1989 to 1999.

Meetings of the Board of Directors; Independence

During the fiscal year ended December 31, 2007, our Board of Directors met on four occasions and voted by unanimous written consent on 11 occasions. No member of the Board of Directors attended less than 75% of the aggregate number of (i) the total number of meetings of the Board of Directors or (ii) the total number of meetings held by all Committees of the Board of Directors. Our independent directors meet in executive sessions periodically during the course of the year.

Our Board of Directors currently consists of six individuals, four of whom are independent directors as defined in the Marketplace Rules of The Nasdaq Stock Market. Our independent directors are Thomas Lanier, Scott Eagle, Eric I. Richman and Henry M. Dachowitz. In addition, the Board of Directors has determined that our audit committee members satisfy the additional independence criteria required for audit committee membership.

All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election. Except in the event of unexpected or unusual circumstances, all directors are expected to be present at the Annual Meeting of Stockholders. We did not hold an annual meeting of stockholders during 2007.

Committees of the Board of Directors

The Board of Directors presently has three committees: Audit, Compensation and Commercialization Oversight.

Audit Committee

The Audit Committee currently consists of Mr. Thomas Lanier and Mr. Henry M. Dachowitz. Our Board of Directors has determined that our audit committee members are “independent” as that term is defined under applicable SEC rules. Mr. Lanier serves as the Chairman of the Audit Committee and we have determined that Mr. Dachowitz satisfies the requirements to serve as our “audit committee financial expert” as defined under applicable SEC regulations. The Board of Directors has adopted an amended and restated charter setting forth the authority and responsibilities of the Audit Committee, a copy of which is annexed to this Proxy Statement at Exhibit B.

The Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors, (iii) pre-approving the professional services provided by the independent auditors, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditors, (v) reviewing the financial statements contained in the annual report and quarterly reports and (vi) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the SEC. During the fiscal year ended December 31, 2007, the Audit Committee acted on one occasion.

Compensation Committee

We have a Compensation Committee currently consisting of Mr. Eric Richman and Mr. Scott Eagle. The Board of Directors has determined both of the members of the Compensation Committee are outside directors for purposes of section 162(m) of the internal revenue code and non-employee directors for the purposes of Section 16 of the Securities Exchange Act of 1934. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available on our web site at www.levpharma.com. Mr. Richman serves as the chairman of this committee.

The Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making decisions and recommendations regarding the compensation of the executive officers and directors of our Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of our Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC; and periodically evaluating the terms and administration of our incentive plans and benefit programs. During the fiscal year ended December 31, 2007, the Compensation Committee met on 14 occasions.

Commercialization Oversight Committee

On February 15, 2007, our Board approved the establishment of a new Board committee, called the Commercialization Oversight Committee. The primary functions of this committee are to review and recommend to the Board critical decisions pertaining to the commercialization of our product candidates, establishment and growth of the sales, marketing and distribution organization and to originate, review and recommend to the Board new business opportunities and collaborations and new product candidates. The committee will also, as may be appropriate, review and make recommendations to the Board regarding our business plan. The initial members of this committee are Mr. Eric Richman, Mr. Joshua D. Schein, and Mr. Judson Cooper. Mr. Richman, who is an independent member of our Board, serves as the Chairman of this committee. The Commercialization Oversight Committee met on 12 occasions during the fiscal year ended December 31, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own, directly or indirectly, more than 10% of a registered class of our equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities we issue. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on a review of the copies of such reports received by us, we believe that all Section 16(a) filing requirements applicable to our officers, directors and 10% shareholders were complied with during the 2007 fiscal year.

Corporate Governance

The Board of Directors oversees Lev’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that Lev sends them and by participating in Board and committee meetings.

Lev’s Board of Directors does not maintain a Nominating Committee, and therefore no written charter governs the director nomination process. The size of the company and the size of the Board of Directors, at this time, do not require a separate Nominating Committee. Lev’s independent directors intend to annually review all director performance over the past year and make recommendations to the Board of Directors for future nominations.

Evaluation of Board Candidates and Stockholder Nominees

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. We seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our company. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. Our Board may, from time to time, review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in the pharmaceutical industry, finance, marketing, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Board of Directors considers these factors in the light of the specific needs of the Board of Directors at that time. However, at a minimum, candidates for director must possess:

• high personal and professional ethics and integrity;

• the ability to exercise sound judgment;

• the ability to make independent analytical inquiries;

• a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

• the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the independent directors also take into account when considering whether to nominate a potential director candidate the following factors:

• whether the person possesses specific industry expertise and familiarity with general issues affecting Lev’s business;

• whether the person would qualify as an “independent” director;

• the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

• the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The independent directors will consider director candidates recommended by any stockholder provided such recommendations are submitted in accordance with the procedures set forth below.

Our Board will evaluate nominees recommended by stockholders in the same manner as it evaluates other nominees. Stockholders who wish to recommend director candidates for consideration by the independent directors must comply with the following:

• the recommendation must be made in writing to the Corporate Secretary, Lev Pharmaceuticals, Inc., 675 Third Avenue, Suite 2200, New York, New York 10017 in accordance with the provisions of our Bylaws and the provisions set forth herein under the heading “Stockholder Proposals”;

• the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s common stock and any additional information about the nominee(s) as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board;

• the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

• a statement from the stockholder nominee indicating that such nominee wants to serve on the Board, could be considered “independent” and consents to being identified in the Company’s proxy statement, assuming all other requirements are satisfied.

The Board reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. The Board of Directors may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees.

Stockholder Communication with the Board of Directors

Communications to the Board of Directors, the non-management directors or any individual director may be sent to the Corporate Secretary, c/o Lev Pharmaceuticals, Inc., 675 Third Avenue, Suite 2200, New York, New York 10017. Our corporate secretary will relay all such communications to the Board of Directors, or individual members, as appropriate.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics for Officers, Directors and Employees that applies to all of our officers, directors and employees. The Code of Business Conduct and Ethics is available on our website at www.levpharma.com. From our main web page, first click on “Investors”; then click on “Corporate Governance” and then, click on “Code of Ethics”. We will post any amendments to or waivers from our Code of Business Conduct and at that location. During the fiscal year ended December 31, 2007, we did not waive any provisions of the Code of Business Conduct and Ethics. Our Code of Ethics and Business Conduct was filed as Exhibit 14 to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

Information Concerning Executive Officers

Our executive officers are subject to appointment by the Board of Directors. Set forth below is information regarding each of our executive officers as of the Record Date. Further information about Dr. Schein and Mr. Cooper is presented above under the heading “Our Board of Directors.”

Name	Age	Position
Judson A. Cooper	49	Chairman of the Board, Executive Vice President and Secretary
Joshua D. Schein	47	Chief Executive Officer and Director
Douglas J. Beck	47	Chief Financial Officer
Dov Elefant	40	Corporate Controller

Douglas J. Beck is a CPA and has been our Chief Financial Officer since May 23, 2005. He was our controller since February 21, 2005. From September 2004 to October 2004, Mr. Beck served as a consultant to Pfizer, Inc. From December 2002 to September 2004, Mr. Beck served in various capacities with Henry Bros. Electronics, Inc. (f/k/a Diversified Security Solutions, Inc.), from Director of Finance to Chief Financial Officer. From November 2000 to December 2002, Mr. Beck was a financial consultant to various companies. From March 2000 to October 2000, Mr. Beck served as Director of Financial Reporting for Urbanfetch.com, Inc. and from December 1998 to March 2000, Mr. Beck was an audit manager with Andersen LLP. Mr. Beck holds a B.S. from the Fairleigh Dickinson University.

Dov Elefant became our Corporate Controller as of March 16, 2007. Prior to joining Lev Pharmaceuticals, Dov S. Elefant held numerous financial positions from December 1999 to March 2007 at EpiCept Corporation, a publicly-traded pharmaceutical company. Most recently, Mr. Elefant was the Controller and Vice President of Finance and Administration from April 2004 to March 2007. Mr. Elefant’s other positions with EpiCept included Chief Financial Officer and Vice President of Finance and Administration. From October 1998 until December 1999, Mr. Elefant was Assistant Controller of Alteon Inc., a publicly traded biopharmaceutical company. Prior to that, he served as Director of Accounting and Finance of Innapharma, Inc., a biopharmaceutical company. Mr. Elefant received his B.S. in Accounting from the Sy Syms School of Business of Yeshiva University in New York.

Significant Employees

As of the Record Date, significant employees to our company are as follows:

Name	Age	Position
Jason Bablak	41	Vice President, Regulatory Affairs and Product Development
Joseph Truitt	43	Vice President, Business Development & Product Strategy
Matthew Duffy	45	Senior Vice President, Commercial Operations
Bart Jones	53	Vice President, Sales
Ira N. Kalfus, M.D.	47	Vice President, Medical Affairs

Jason Bablak has served as our Vice President, Regulatory Affairs and Product Development since June 2006 and was our Vice President, Product Development from January 2004 until June 2006. From 2000 to 2003, Mr. Bablak served as Vice President, Public Policy and Legal Affairs for the Immune Deficiency Foundation (“IDF”), a national healthcare and patient advocacy organization, and as Vice-President and General Counsel of Primaryimmune Services Inc., a wholly-owned subsidiary of IDF which was created to manage clinical trials. From 1997 to 2000, Mr. Bablak served as Director, Regulatory Affairs for the Plasma Protein Therapeutics Association, an international pharmaceutical trade association representing plasma derivative manufacturers, and from 1995 to 1997 Mr. Bablak served as Regulatory Counsel for the Voluntary Protection Programs Participants’ Association. From 1993 to 1995, Mr. Bablak was a contract attorney for Popham, Haik, Schnobrich & Kaufman. Mr. Bablak received his B.S. degree in biology and environmental science from Allegheny College and his J.D. degree from the University of Pittsburgh School of Law.

Joseph Truitt joined us as our Vice President, Business Development and Product Strategy on July 31, 2006 and was appointed as our Vice President, Business Development & Product Strategy in November 2007. Mr. Truitt has over 17 years experience in pharmaceutical sales and marketing.  In his most recent position prior to joining us, Mr. Truitt was the Vice President, Sales and Operation at Ora Pharma, Inc., a Johnson & Johnson company, from June 2000 to July 2006, where he directed its commercial operations. His experience includes various sales, marketing and national account positions at both IMS Heath and TAP Pharmaceuticals.  Mr. Truitt holds a BS degree in Marketing from LaSalle University and a MBA from St. Joseph’s University Haub School of Business. He also served honorably as an Officer in the United States Marine Corps.

Matthew Duffy joined us as our Senior Vice President, Commercial Operations effective as of November 1, 2007. Mr. Duffy has over 15 years experience in pharmaceutical and biotech sales and marketing and has held various senior management positions during his career. Mr. Duffy is currently the Managing Partner of BDR Research Group, LLC (formerly Black Diamond Research) an independent sell-side research firm specializing in healthcare and industrials. Prior to joining BDR in 2001, Mr. Duffy led the marketing group at MedImmune, Inc., where he was responsible for the launch of both RespiGam and Synagis. Mr. Duffy began his career at Pfizer, Inc. where he held positions in Sales, Sales Management and Marketing/Product Management. Mr. Duffy received his undergraduate degree from Duke University.

Bart Jones joined us as our Vice President, Sales effective as of November 6, 2007. Mr. Jones has over 25 years experience in pharmaceutical and biotech sales and marketing and has held various senior management positions during his career. Prior to joining us, Mr. Jones was Regional Business Director for Cubist Pharmaceuticals where he was responsible for developing its sales infrastructure, including recruiting and training its initial sales force for the launch of its anti-infective product. Prior to joining Cubist in 2003, Mr. Jones held various key positions at biopharma companies, including MedImmune, Inc., where he was responsible for the launch of both Respigam and Synagis and Genentech, where he was responsible for the launch of Protropin, Activase and Pulmozyme. Mr. Jones received his undergraduate Texas Tech University.

Ira N. Kalfus, M.D. joined us as a consultant during clinical development in June 2006. We named Dr. Kalfus as our Vice President, Medical Affairs in September 2007. Dr. Kalfus has over 17 years experience in the healthcare industry. Prior to joining us, Dr. Kalfus served as a medical director and clinical peer reviewer for US Healthcare, Aetna, and Group Health Insurance. From 1990-2004 Dr. Kalfus practiced internal medicine in New York. He also served as President of the Staff Society at the LIJ Division of the North Shore LIJ Health System. Dr. Kalfus received his B.A. in Biology from Columbia University and his M.D. from the Albert Einstein College of Medicine.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a plurality of the shares of common stock voting at the Annual Meeting is required for the approval of the nominees for Directors. THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE NOMINEES FOR DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

  EXECUTIVE COMPENSATION AND RELATED INFORMATION

Compensation Discussion and Analysis

The Board of Directors, the Compensation Committee and senior management share responsibility for establishing, implementing and continually monitoring our executive compensation program, with the Board making the final determination with respect to executive compensation. The goal of our executive compensation program is to provide a competitive total compensation package to our executive management team through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. This Compensation Discussion and Analysis explains our compensation objectives, policies and practices with respect to our Chief Executive Officer, Executive Vice President, Chief Financial Officer and certain of our other most highly-compensated executive officers as determined in accordance with applicable SEC rules, which are collectively referred to herein as the Named Executive Officers.

Objectives of Our Executive Compensation Program

    Our executive compensation program is designed to achieve the following objectives:

•	attract and retain talented and experienced executives necessary to achieve our strategic objectives in the highly competitive and dynamic industry in which we compete;
•	motivate and reward executives whose knowledge, skills and performance are critical to our success;
•	align the interests of our executives and stockholders by motivating executives to increase stockholder value;
•	increase our company’s long-term growth prospects and, accordingly, increase stockholder value;
•
provide a competitive compensation package in which a significant portion of total compensation is determined by company and individual results and the creation of stockholder value; and  foster a shared commitment among executives by coordinating their company and individual goals.

Our Executive Compensation Program

Our executive compensation consists of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. Consistent with the emphasis we place on performance-based incentive compensation, cash incentive bonuses and long-term equity incentive compensation in the form of stock options and restricted stock constitute a significant portion of our total executive compensation. We structured cash incentive bonuses to be primarily tied to the achievement of predetermined company and individual performance goals, which are established at the beginning of each year (or in the case of Named Executive Officers who have commenced employment during the applicable fiscal year, at the time of or shortly following their engagement by our company), on an individualized basis.

Within the context of the overall objectives of our compensation program, we determined the specific amounts of compensation to be paid, in our discretion, to each of our executives in 2007 based on a number of factors including:

•	our understanding of the amount of compensation generally paid by similarly situated companies to their executives with similar roles and responsibilities;
•	our assessment of the executives’ performance during the fiscal year in general and as measured against company and individual performance during the fiscal year;
•	the roles and responsibilities of our executives;
•	the individual experience and skills of, and expected contributions from, our executives;
•	the amounts of compensation being paid to our other executives;
•	our executives’ historical compensation and performance at our company; and
•	any contractual commitments we have made to our executives regarding compensation.

     Each of the primary elements of our executive compensation is discussed in detail below. In the descriptions below, we highlight particular compensation objectives that we have designed our executive compensation program to address. However, it should be noted that we have designed the various elements of our compensation program to complement each other and thereby collectively serve all of our executive compensation objectives. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program, to a greater or lesser extent, serves each of our compensation objectives.

Key Events Affecting Compensation Decisions in 2007

During 2007, we completed the following significant transactions which were considered by our Board of Directors in making compensation decisions for our Named Executive Officers:

•
Completion of Phase II acute and prophylaxis clinical trials for HAE. On January 17, 2007, we announced that we have completed patient treatment in the acute portion of a pivotal Phase III clinical trial for our lead product candidate, C1-INH for the treatment of HAE and on March 14, 2007, we announced positive results from our Phase III clinical trial of C1-INH for the acute treatment of HAE. In the acute trial, the protocol-defined primary endpoint was reached, showing a clinically and statistically significant reduction in the time to sustained relief of acute HAE symptoms. On May 31, 2007, we announced that we have completed patient treatment in the second phase of the trial, examining the effectiveness of C1-INH in preventing inflammatory attacks in more severely affected HAE patients and on September 10, 2007 we announced positive results from our Phase III clinical trial of C1-INH for the prophylactic treatment of HAE. In the prophylactic trial, the protocol-defined primary endpoint was achieved, showing a clinically and statistically significant reduction in the number of HAE attacks.

•
Filing of Biologics License Application. We filed a biologics license application, or BLA, with the FDA on July 31, 2007 based on the positive results of our Phase III trial of C1-Inhibitor for the acute treatment of hereditary angoiedema. The FDA accepted our BLA on October 1, 2007 and on October 30, 2007 we amended our BLA based on the positive results of our Phase III trial of C1-Inhibitor for the prophylactic treatment of hereditary angioedema.

•
Completion of Registered Direct Offering.  On August 17, 2007, we closed on a registered direct sale to certain institutions of an aggregate of units consisting of 23,333,333 shares of our common stock and warrants to purchase up to an aggregate of 4,666,667 shares of our common stock for gross proceeds of $35 million.

•
Completion of Secured Debt Facility. On November 2, 2007, we entered into a Term Loan Agreement and a Pledge and Security Agreement with Mast Credit Opportunities I Master Fund, Ltd., as the lender, and Mast Capital Management, LLC, as agent for the lender. Under this arrangement, the lender agreed to provide a term loan facility to us in an aggregate amount of up to $20,000,000, subject to the terms of the Loan Agreement. The loan is secured by a first priority lien on all of our assets and at the closing we received an initial loan of $10,000,000.

These events and transactions have significantly accelerated the growth of our company. For additional information regarding these transactions, see “Business” in Part I of our Annual Report on Form 10-K for the year ended December 31, 2007. The successful completion of these transactions was taken into consideration in compensation decisions with respect to 2007, both by the Compensation Committee in its decisions relating to executive officer compensation and by the Chief Executive Office and Executive Vice President in their decisions relating to other executives. The Compensation Committee believes that our senior management team achieved highly positive results during 2007.

Competitive Market Data

In addition to the experience and knowledge of the members of the Compensation Committee, in 2007, the Compensation Committee reviewed independent compensation data and analyses to assist them in determining compensation levels for executive officers. These analyses were utilized to compare our compensation levels to those of companies in the biotechnology industry with similar size and performance characteristics, to ensure that we offer compensation that is competitive within that group of companies. Although the Compensation Committee does not establish compensation levels primarily based on benchmarking, it does believe that information regarding compensation practices at other comparable biotechnology companies is useful to ensure that our compensation practices are competitive in the marketplace. Competitive market data is also one of the many factors that Compensation Committee considers in assessing the reasonableness of compensation.

As the biopharmaceutical industry is characterized by a very long product development cycle, including a lengthy research and product-testing period and a rigorous approval phase involving human testing and governmental regulatory approval, many of the traditional benchmarking metrics, such as product sales, revenues and profits are inappropriate for an early-stage biopharmaceutical company such as ours. Instead, the specific factors the compensation committee considers when determining our named executives’ compensation include:

•	key research and development initiatives;

•	clinical trial progress;

•	achievement of regulatory milestones;

•	establishment and maintenance of key strategic relationships;

•	implementation of appropriate financing strategies; and

•	financial and operating performance.

In November 2007, the Compensation Committee approved the use of a peer group and aspirational peer group of companies identified by DolmatConnell & Partners for purposes of evaluating our executive compensation policies, compensation programs and awards. DolmatConnell identified a number of comparative public biotechnology companies, taking into consideration market capitalization, geographic location, revenue and therapeutic products. We selected these criteria because we feel they are common characteristics of the type of companies that generally recruit individuals to fill executive management positions with similar skills and background to those that we would recruit and are among the companies with whom we compete most directly for executive talent. The resulting peer group consisted of the following companies: Acorda Therapeutics, Inc., Alexion Pharmaceuticals, Inc., Auxilium Pharmaceuticals, Inc., Biomarin Pharmaceuticals, Inc., Caliper Life Sciences, Inc., Idenix Pharmaceuticals, Inc., Intermune, Inc., Lifecell Corp., Ligand Pharmaceuticals, Inc., Noven Pharmaceuticals, Inc., Pain Therapeutics, Inc., Progenics Pharmaceuticals, Inc., Regeneron Pharmaceuticals, Inc., Savient Pharmaceuticals, Inc., and Trimeris, Inc. The aspirational peer group consisted of Adams Respiratory Therapeutics, Inc., Albany Molecular Research, Inc., Alkermes, Inc., Cubist Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc., Gen Probe, Inc., Illumina, Inc., Medicines Co., MGI Pharma, Inc., Millennium Pharmaceuticals, Inc., Myriad Genetics, Inc., Nektar Therapeutics, OSI Pharmaceuticals, Inc., PDL Biopharma, Inc., Pharmion Corp., Salix Pharmaceuticals Ltd., Sciele Pharma, Inc., Techne Corp., United Therapeutics Corp., Vertex Pharmaceuticals, Inc. and Viropharma, Inc.

Our Compensation Committee used this survey data to gauge whether each element of executive compensation for 2007 for our Chief Executive Officer and Executive Vice President accomplished our objective of maintaining a competitive compensation structure as compared with similarly situated companies in the biotechnology industry. We compete with many larger companies in attracting and retaining high-quality executive talent. We strongly believe in attracting and retaining the best talent among our senior executive management team. Therefore, the compensation committee benchmarks annual cash compensation, as well as long-term performance compensation, at approximately the seventy-fifth percentile for executive officers performing similar job functions at companies in our peer group, adjusted to reflect relative company performance. The compensation committee may approve total compensation packages for senior executive management that vary, lower or higher, from the peer group based on several principal factors, including level of overall experience, tenure with us, and performance ratings over several years. Overall, the compensation committee believes that our compensation programs, as structured, are within the market range of our peer group and aspirational peer group, based on survey information reviewed.

Compensation Decisions

For 2006 and most of 2007, the Compensation Committee continued to apply the compensation principles described above in determining the compensation of our executive officers and began utilizing the peer group and aspirational peer group data in 2007 in analyzing and approving a modified compensation package for our Chief Executive Officer and Executive Vice President.

Base Salary

     Our approach is to pay our executives a base salary that is competitive with those of other executive officers in our peer group of competitive companies. We believe that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. We also believe that attractive base salaries can motivate and reward executives for their overall performance. The base salary of each Named Executive Officer is reviewed annually, and may be adjusted in accordance with the terms of such executive officer’s employment agreement, where applicable, and certain performance criteria, including, without limitation: (i) individual performance and experience; (ii) our performance as a company; (iii) the functions performed by the executive officer; (iv) past salary and total compensation; and (v) changes in the compensation peer group in which we compete for executive talent. Discretion is used to determine the weight given to each of the factors listed above and such weight may vary from individual to individual and the Compensation Committee may decline to assign relative weight or ranking to these factors, in its discretion. Evaluations of base salary are made regardless of whether a Named Executive Officer has entered into an employment agreement with us, and annual adjustments, if any, to the base salary of our Named Executive Officers are analyzed within the context of the terms and conditions of such employment agreements. Although evaluations of and recommendations as to base salary are made by the Compensation Committee and senior management, the ultimate determination is made by the Board of Directors. Salary levels for each of our Named Executive Officers, other than the Chief Executive Officer and Executive Vice President, were also based in part upon evaluations and recommendations made by the Chief Executive Officer and/or Executive Vice President.

     To the extent that we have entered into employment agreements with our Named Executive Officers, the base salaries of such individuals reflect the initial base salaries that we negotiated with them at the time of their initial employment or promotion and our subsequent adjustments to these amounts to reflect market increases, the growth and stage of development of our company, our executives’ performance and increased experience, any changes in our executives’ roles and responsibilities and other factors. The base salaries that we negotiated with our executives were based on our understanding of base salaries for comparable positions at similarly situated companies at the time, the individual experience and skills of, and expected contribution from, each executive, the roles and responsibilities of the executive, the base salaries of our existing executives and other factors. We have entered into employment agreements with each of Messrs. Schein, Cooper and Beck, and an offer letter with Mr. Elefant, the terms of which are summarized below.

During the fiscal year ended December 31, 2007, the base salary of each of Dr. Schein and Mr. Cooper was $425,000, reflecting our agreement to amend their prior employment agreements in January 2007. This reflects an increase of 28% as compared to the base salary we paid them for fiscal 2006, which was $331,723. We also entered in second amendment and restated employment agreement with Messrs. Schein and Cooper in December 2007 in light of the company’s accomplishments and progress during the 2007 year, which terms are discussed elsewhere in this report.

During fiscal 2007, the base salary of our other Named Executive Officers, our Chief Financial Officer, Mr. Douglas Beck and our Corporate Controller, Mr. Dov Elefant, were $179,642 and $150,000, respectively. The 2007 base salary paid to Mr. Beck represented a 10% increase over his 2006 base salary, which was $163,592. Mr. Elefant commenced employment with us in March 2007.

Cash Incentive Bonuses

     Consistent with our emphasis on performance incentive compensation programs, our executives are eligible to receive cash incentive bonuses primarily based upon their performance as measured against predetermined company and individual goals covering operations, business development and commercialization, and corporate and financial achievements. These goals are recommended by senior management to the Compensation Committee, and then by the Compensation Committee to the Board of Directors, at the beginning of each year. The goals are ultimately set by the Board of Directors, unless delegated to the Compensation Committee. If a Named Executive Officer joined our company during a particular year, these performance goals are established at the time of or shortly following their employment. The primary objective of our cash incentive bonuses is to motivate and reward our Named Executive Officers for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals that are specifically tailored for each executive. In addition, we may reserve a portion of each executive’s annual cash incentive bonus to be paid at our discretion based on the executive’s overall performance. We maintain this discretionary portion of the annual cash incentive bonuses in order to motivate our executives’ overall performance and their performance relating to matters that are not addressed in the predetermined performance goals that we set. We believe that every important aspect of executive performance is not capable of being specifically quantified in a predetermined objective goal. For example, events outside of our control may occur after we have established the executives’ performance goals for the year that require our executives to focus their attention on different or other strategic objectives.

       We establish the target amount of our cash incentive bonuses at a level that represents a meaningful portion of our executives’ currently paid out cash compensation, and set additional threshold and maximum performance levels above and below these target levels. In establishing these levels, in addition to considering the incentives that we want to provide to our executives, we also consider the bonus levels for comparable positions at similarly situated companies, our historical practices and any contractual commitments that we have relating to executive bonuses.

     Overall, the targets for the performance measures were set at levels that we believed to be achievable with strong performance by our executives. Although we cannot always predict the different events that will impact our business during an upcoming year, we set our performance goals for the target amount of annual incentive cash bonuses at levels that we believe will be achieved by our executives a majority of the time. Our maximum and threshold levels for these performance goals are determined in relation to our target levels, are intended to provide for correspondingly greater or lesser incentives in the event that performance is within a specified range above or below the target level, and are correspondingly easier or harder to achieve. We set the performance goals for the maximum amount at a level that we believe will be achieved in some years, but will not be achieved a majority of the time. At the end of each year, the Compensation Committee evaluates the performance of each executive officer and provides to the Board its recommendation for the amount of the cash incentive bonus to be paid to each such executive for that year, with the Board making the final determination as to the amount of the cash incentive bonus.

With respect to the bonus paid to Messrs. Schein and Cooper for fiscal 2007, the amended and restated employment agreements that we entered into with them in January 2007 provided for a bonus targeted at 30% of base salary for fiscal 2007 upon the achievement of performance measures to be mutually agreed upon and shall be eligible to receive a bonus in excess of the targeted amount, in the discretion of the Compensation Committee of the Board of Directors. However, in December 2007, we entered into new amended and restated employment agreements with Messrs. Schein and Cooper which provided that until such time as the Company’s receives regulatory approval of its lead product candidate, they shall be eligible to receive an annual bonus in the discretion of the Compensation Committee based on its assessment of their performance and that commencing in the year in which we receive regulatory approval, their bonus opportunity shall be in a target range between 75% and 200% of base salary, with 75% being the bonus amount if the performance objectives are satisfied as determined by the Compensation Committee in its reasonable discretion and the top range of the bonus potential signifying the Compensation Committee’s determination that performance objectives were exceeded. Based on their agreements with us, bonuses payable to our other Named Executive Officers for 2007 are subject to the discretion of our Board.

For the 2007 fiscal year, Messrs. Schein and Cooper each received a bonus of $425,000, which were awarded in December 2007, based on their performance during fiscal 2007. For 2006, we awarded Messrs. Schein and Cooper a bonus of $202,823. During the 2007 fiscal year, Messrs. Beck and Elefant have not been awarded a bonus and no bonus payments are required under their employment arrangements with us. For 2006, Mr. Beck did not receive a bonus.  As noted above, the amount of the bonus paid to each Named Executive Officer also reflects the extent to which such executive achieved the milestones established at the beginning of the year, plus the amount of the discretionary bonus that is based on our assessment of their overall performance during the year.

Long-Term Equity Incentive Compensation

     We believe that long-term company performance is best achieved through an ownership culture that encourages long-term performance by our executive officers through the use of stock-based awards. We grant stock-based awards in order to provide certain executive officers with a competitive total compensation package and to reward them for their contribution to our long-term growth in value and the long-term price performance of our common stock. Grants of stock-based awards are designed to align the executive officer’s interest with that of our stockholders. To assist us in retaining executives and encouraging them to seek long-term appreciation in the value of our stock, the benefits of the awards generally are not immediately realizable by the grantee as the awards vest over a specified period, usually three or four years, and therefore an employee must remain with us for a specified period to enjoy the full potential economic benefit of an award. We may consider as one of a number of factors the level of an executive officer’s realizable compensation from awards granted in prior years when making decisions with respect to awards to be granted to that executive officer for the most recently ended fiscal year.

Based on the stage of our company’s development and the incentives we are trying to provide to our executives, we have typically chosen to use stock options, which derive value exclusively from increases in stockholder value, as opposed to restricted stock or other forms of equity awards. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of similarly situated companies and our negotiations with our executives in connection with their initial employment or promotion by us. However, we elected to award our Chief Executive Officer and Executive Vice President shares of restricted stock in December 2007 for the reasons discussed below.

As mentioned above, we use two types of long-term incentives: stock options and restricted stock. Stock options are granted with an exercise price that is equal to the fair market value of our Common Stock on the grant date. Thus, the Named Executive Officers will only realize value on their stock options if the price of our Common Stock increases after the grant date. Historically, long-term incentives at our company were comprised almost exclusively of stock option grants. However, in light of market trends and changes in the accounting treatment applicable to such option grants, we have begun to incorporate the use of restricted stock awards as part of the mix of equity compensation for our executives. The Compensation Committee believes that equity compensation, subject to vesting periods of three to four years, encourages employees to focus on the long-term performance of the company. The amount that employees receive from equity awards increases when the price of our Common Stock increases, which rewards employees for increasing shareholder value. The vesting schedules applicable to these equity awards are intended to promote retention of employees during the vesting period.

The Compensation Committee has not made equity grants to all of our Named Executive Officers every year. In determining whether and when to make equity grants, the Compensation Committee considers the history of prior grants made to individual Named Executive Officers, their vesting status and the amounts that have been or may be realized by those individuals from those grants. In addition, the Compensation Committee considers factors similar to those it considers in its decisions relating to cash compensation, as described above, including factors relating to individual and company performance. Finally, larger grants are typically made to individuals the Compensation Committee believes have the greatest potential to affect the value of our company and improve results for stockholders.

In 2007, the Compensation Committee granted options to purchase Common Stock and shares of restricted stock to each of our Named Executive Officers, other than Mr. Beck. In addition, we granted restricted stock awards to Messrs. Schein and Cooper in December 2007 in connection with their second amended and restated employment agreement. The material terms of those awards are described below under “Executive Compensation Tables — Grants of Plan-Based Awards in 2007.” Mr. Beck was granted 125,000 options to purchase Common Stock in 2006 in connection with his entering into a two-year employment agreement with the Company. No equity awards were granted to Messrs. Schein or Cooper in 2006.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price typically for a period of a maximum of ten years, subject to continued employment with our company. Stock options are earned on the basis of continued service to us and generally vest over three or four years, beginning with vesting one year after the date of grant with the balance then vesting in equal installments over a period of two or three years thereafter. Such vesting is intended as an incentive to such executive officers to remain with us and to provide a long-term incentive. However, we have granted options with alternative vesting arrangements to our Named Executive Officers. For example, in January 2007, we granted options to purchase 1,600,000 shares of common stock to each of our Chief Executive Officer and Executive Vice President in connection with the amendment and restated employment agreement we entered into with them. These options vest in four equal annual installments of 25% of the total award amount commencing on the first anniversary of the date of grant. In addition, in connection with entering into an employment agreement with our Chief Financial Officer in June 2006, we granted him options to purchase 125,000 shares of common stock which vest in two equal annual installments of 50% of the total award amount commencing on the first anniversary of the date of grant.

Options are generally exercisable for a limited period of time after termination of employment (other than termination for cause) if vested, subject to certain rights that were negotiated in connection with the employment agreements we entered into with our Named Executive Officers. We do not require that any portion of the shares acquired be held until retirement, and we do not have any minimum stock ownership requirements for executive officers and directors. However, each of our executive officers has a significant number of exercisable options. Stock option awards have been made pursuant to our 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”). See “Payments Upon Termination or Change-in-Control” for a discussion of the change-in-control provisions related to stock options. The restricted stock awards granted to Messrs. Schein and Cooper in 2007 were outside of the 2004 Plan.

In addition to periodically granting performance-based stock options, we also granted options to certain of our Named Executive Officers at the time of their hiring as an incentive to accept employment with us or in connection with entering into employment agreements with us. For instance, as part of the offer letter we entered into with Mr. Elefant when he joined our company, we granted him 200,000 options to purchase shares of common stock. Similarly our equity awards to our other Named Executive Officers were in connection with the execution of amended and restated employment agreements, in the case of our Chief Executive Officer and Executive Vice President and with the execution of the employment agreement with our Chief Financial Officer.

Awards granted under the 2004 Plan are based on a number of factors, including: (i) the grantee’s position with us; (ii) his or her performance and responsibilities; (iii) the extent to which he or she already holds an equity stake with us; (iv) equity grant levels of comparable executives at other companies in the compensation peer group; (v) general corporate performance; (vi) the Chief Executive Officer’s recommendations; (vii) the current stock price; and (viii) individual contribution to the success of our financial performance. However, the 2004 Plan does not provide any formulated method for weighing these factors, and a decision to grant an award is based primarily upon the evaluation by the Compensation Committee, in consultation with senior management and the Board of Directors, of the past as well as the anticipated future performance and responsibilities of the individual in question. Awards to executive officers are first reviewed and approved by the Compensation Committee, which then makes a recommendation for final approval by our Board of Directors. However, awards to employees other than our Chief Executive Officer and Executive Vice President may be granted in the sole discretion of the Compensation Committee, based in part on recommendations made by the Chief Executive Officer and Executive Vice President based upon the individual’s performance and market data relating to option grants to individuals occupying similar positions at comparably situated companies.

With respect to the compensation determination for the fiscal year ended December 31, 2007, the Compensation Committee and Board, in entering into amended and restated employment agreements with Messrs. Schein and Cooper determined that a blend of restricted stock and option grants were appropriate elements of the compensation package to be paid to them. In addition, the Compensation Committee and Board determined that the option granted to Mr. Elefant in connection with his employment was appropriate. Based on the foregoing, during the fiscal year ended December 31, 2007, the Compensation Committee and Board of Directors agreed to grant equity awards to our Named Executive Officers as set forth in the tabular disclosure under the heading “Executive Compensation Tables — Grants of Plan-Based Awards in 2007”.

Other Compensation

We maintain broad-based benefits that are provided to all employees, including health, dental and vision insurance and a 401(k) plan. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. Generally, we do not provide any special reimbursement for perquisites, such as country clubs, corporate aircraft, living or security expenses, for our employees or for any executive officers. However, in the employment agreements entered into with our Named Executive Officers, we agreed to pay the following amounts as additional compensation: our employment agreements with Messrs. Schein and Cooper require us to provide each of them with a monthly expense allowance of $1,000 to cover automobile and other living expenses.

     Pension Benefits. We do not offer qualified or non-qualified defined benefit plans to our executive officers or employees. In the future, we may elect to adopt qualified or non-qualified defined benefit plans if we determine that doing so is in our best interests.

     Nonqualified Deferred Compensation. None of our Named Executive Officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. To date, we have not had a significant reason to offer such non-qualified defined contribution plans or other deferred compensation plans. In the future, we may elect to provide our executive officers or other employees with non-qualified defined contribution or deferred compensation benefits if we determine that doing so is in our best interests.

     Severance and Change of Control Arrangements. As discussed more fully in the section below entitled “Payments Upon Termination or Change in Control”, certain of our executive officers are entitled to certain benefits upon the termination of their respective employment agreements. The severance agreements are intended to mitigate some of the risk that our executive officers may bear in working for a company competing in a highly competitive and dynamic industry, such as ours.

     Policies Regarding Tax Deductibility of Compensation. Within our performance-based compensation program, we aim to compensate the Named Executive Officers in a manner that is tax-effective for us. Section 162(m) of the Internal Revenue Code restricts the ability of publicly-held companies to take a federal income tax deduction for compensation paid to certain of their executive officers to the extent that compensation exceeds $1.0 million per covered officer in any fiscal year. However, this limitation does not apply to compensation that is performance-based. Stock option awards, except for options not granted pursuant to the 2004 Plan, to the extent our Board of Directors or the committee of our Board of Directors granting such stock awards is composed solely of “outside directors,” are performance-based compensation within the meaning of Section 162(m) and, as such, are fully deductible. Option awards granted to our Named Executive Officers have been granted under the 2004 Plan. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. The Compensation Committee recognizes that the restricted stock awards granted to our Chief Executive Officer and Executive Vice President are not performance-based compensation. Our Compensation Committee intends to continue to evaluate the effects of the compensation limits of Section 162(m) and to grant compensation awards in the future in a manner consistent with the best interests of our company and our stockholders.

Summary of Executive Compensation

The following table sets forth certain information concerning all cash and non-cash compensation awarded to, earned by or paid to our Chief Executive Officer, our Executive Vice President, our Chief Financial Officer, and our Corporate Controller (the “Named Executive Officers”), during the fiscal years ended December 31, 2007 and 2006.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(2)		Total ($)

Joshua D. Schein, Chief Executive Officer	2007	$425,000	$425,000	$92,321	$556,469	0	$29,762	(3)	$1,528,552
	2006	$331,723	$202,823	0	0	0	$31,401	(4)	$565,947

Judson A. Cooper, Executive Vice President	2007	$425,000	$425,000	$92,321	$556,469	0	$29,762	(3)	$1,528,552
	2006	$331,723	$202,823	0	0	0	$31,401	(4)	$565,947

Douglas J. Beck, Chief Financial Officer	2007	$179,642	0	0	$66,213	0	$17,762		$263,617
	2006	$163,592	0	0	$53,395	0	$25,401		$242,388

Dov Elefant, Controller (5)	2007	$150,000	0	0	$76,814	0	$12,562		$239,376

(1)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 computed in accordance with SFAS 123R, and thus may include amounts from awards granted in and prior to 2007.

(2)	Consists of health, dental and vision insurance

(3)	Includes car allowance of $12,000

(4)	Includes car allowance of $6,000

(5)	Mr. Elefant commenced employment with us on March 16, 2007.

Additional Information.  The Summary Compensation Table above quantifies the amount or value of the different forms of compensation earned by or awarded to our Named Executive Officers in 2007 and provides a dollar amount for total compensation. Descriptions of the material terms of each Named Executive Officer’s employment agreement and related information is provided under “Employment Agreements with Named Executive Officers” below. The agreements provide the general framework and some of the specific terms for the compensation of the Named Executive Officers. Approval of the Compensation Committee and/or the Board of Directors is required prior to our entering into employment agreements with its executive officers or amendments to those agreements. However, many of the decisions relating to compensation for a specific year are made by the Compensation Committee and are implemented without changes to the general terms of employment set forth in those agreements. For a discussion of the salary, bonus and equity compensation of our Named Executive Officers for 2007 and the decisions made by the Compensation Committee relating to 2007 compensation, see “Compensation Discussion and Analysis” above. In addition, the Named Executive Officers earned or were paid the other benefits listed in the Summary Compensation Table and described in footnotes to the table. In the case of Mr. Elefant, the Summary Compensation Table reflects compensation beginning in mid-March 2007, when he joined our company.

Grants of Plan-Based Awards in 2007

     The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2007 to the Named Executive Officers. The material terms of each grant are described below under “Additional Information Regarding Plan-Based Awards.”

GRANTS OF PLAN-BASED AWARDS

		Estimated Future Payments Under Non- Equity Incentive Plan Awards			Estimated Future Payments Under Equity Incentive Plan Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Joshua D. Schein	1/17/07								1,600,000	$1.60	$2,334,611
	12/20/07					2,000,000					$3,760,000

Judson A. Cooper	1/17/07								1,600,000	$1.60	$2,334,611
	12/20/07					2,000,000					$3,760,000

Douglas J. Beck	—								—	—	—

Dov Elefant	3/19/07								200,000	$1.75	$293,069

(1)
Consists of restricted stock awards granted outside of our 2004 Plan. Grant date fair value of restricted stock awards on the date of grant was based on a fair market value of our common stock of $1.88, as reported on the OTC Bulletin Board. Restricted stock awards are subject to vesting requirements as described in the narrative disclosure below.

Additional Information.  Each stock option granted to our Named Executive Officers during 2007 and reported in the table above was granted pursuant to the 2004 Plan. However, the restricted stock awards granted to Messrs. Schein and Cooper in December 2007 were granted outside of the 2004 Plan due to the limited number of shares available for additional awards in such plan. All option grants were made with a per-share exercise price equal to the fair market value of a share of our Common Stock on the grant date. For these purposes, and in accordance with the terms of the 2004 Plan, the fair market value is equal to the closing price of a share of Common Stock as reported on the OTC Bulletin Board on the grant date.

The stock options granted to our Chief Executive Officer and Executive Vice President in 2007 are subject to a four (4) year vesting schedule (with 25% vesting on each of the first four anniversaries of the grant date). Once vested, each stock option will generally remain exercisable until its normal expiration date. Each of the stock options granted to our Named Executive Officers in 2007 has a term of 10 years.
The stock options granted to our Corporate Controller in 2007 are subject to a 3 year vesting schedule (with 33% vesting on the first anniversary of the grant date and in equal monthly installments thereafter during the subsequent 24 months). Once vested, each stock option will generally remain exercisable until its normal expiration date. The stock options granted to our Corporate Controller have a term of seven years.

For information regarding the effect on the vesting and exercisability of these stock awards on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control” and “Employment Agreements with Named Executive Officers” below. If a Named Executive Officer’s employment is terminated by us for cause, outstanding stock options (whether vested or unvested) will immediately terminate.

Each award of Restricted Stock to our Named Executive Officers in 2007 represents an award of Common Stock that is subject to certain restrictions, including restrictions on transferability. These Restricted Stock Awards were granted outside of our 2004 Plan. The restrictions lapse in accordance with the terms of the award agreement. Holders of shares of Restricted Stock have voting power and the right to receive dividends, if any, that are declared on those shares. The grants of Restricted Stock made to Messrs. Schein and Cooper do not vest until we receive regulatory approval to commercialize our lead product candidate, at which time 50% of the restricted shares will vest. The balance of the restricted stock awards vest in equal amounts on each of the two successive anniversary dates of the initial vesting date. For information regarding the effect on vesting of Restricted Stock on the death, disability or termination of employment of a Named Executive Officer or a change in control of our Company, see “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control” below.

The 2004 Plan is administered by the Compensation Committee. The Compensation Committee has authority to interpret the plan provisions and make all required determinations under those plans. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits. Awards granted under the 2004 Plan are generally only transferable to a beneficiary of a Plan participant upon his or her death. However, the Committee may establish procedures for the transfer of awards to other persons or entities, provided that such transfers comply with applicable laws.

Discussion of Summary Compensation and Grants of Plan-Based Awards Tables

Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation table and the Grants of Plan Based Awards table was paid or awarded, are described above under “Compensation Discussion and Analysis.” A summary of certain material terms of our compensation plans and arrangements is set forth below.

Outstanding Equity Awards

     The following table sets forth certain information with respect to outstanding equity awards at December 31, 2007 with respect to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards (1)				Stock Awards (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not `Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)

Joshua Schein	1,427,450		$0.30	11/1/2014
Joshua Schein (4)		1,600,000	$1.60	1/17/2017
Joshua Schein (5)					2,000,000	$3,840,000

Judson Cooper	1,427,450		$0.30	11/1/2014
Judson Cooper (4)		1,600,000	$1.60	1/17/2017
Judson Cooper (5)					2,000,000	$3,840,000

Douglas Beck	100,000		$1.20	3/11/2015
Douglas Beck (6)	62,500	62,500	$0.50	6/7/2016

Dov Elefant (7)	0	200,000	$1.75	3/19/2014

(1)
Each stock option grant reported in the table above was granted under, and is subject to, our 2004 Plan. The option expiration date shown above is the normal expiration date, and the last date that the options may be exercised. For each Named Executive Officer, the unexercisable options shown above are also unvested. Unvested shares are generally forfeited if the Named Executive Officer’s employment terminates, except to the extent otherwise provided in an employment agreement. For information regarding the effect on vesting of options on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below. If a Named Executive Officer’s employment is terminated by us for cause, options (including the vested portion) are generally forfeited. The exercisable options shown above, and any unexercisable options shown above that subsequently become exercisable, will generally expire earlier than the normal expiration date if the Named Executive Officer’s employment terminates, except as otherwise specifically provided in the Named Executive Officer’s employment agreement. For a description of the material terms of the Named Executive Officer’s employment agreements, see “Employment Agreements With Named Executive Officers” above.

(2)
Restricted Stock Awards granted to Messrs. Schein and Cooper were not granted under the 2004 Plan. The stock awards held by our Named Executive Officers are subject to accelerated or continued vesting in connection with a change in control and upon certain terminations of employment, as described in more detail above under “Potential Payments and Other Benefits Upon Termination of Employment or a Change in Control.” For information regarding the effect on vesting on the death, disability or termination of employment of a Named Executive Officer or a change in control of our company, see “Payments Upon Termination or Change in Control” below.

(3)
The market or payout value of stock awards reported in Column (g) is computed by multiplying the number of shares of stock reported in Column (f) by the closing market price of our Common Stock on the last trading day of 2007.

(4)	Options vest as follows: Commencing on the one year anniversary of the date of grant, options will vest in equal annual installments of 25% of the total option amount until vested in full.
(5)
Restricted stock award is subject to following vesting requirements: 50% of the restricted stock vests on the date of regulatory approval of the Company’s application for its lead product candidate and thereafter 25% of the restricted stock vests on each of the first and second anniversaries of such date.

(6)	Options vest as follows: 62,500 vest on June 7, 2007 and 62,500 vest on June 7, 2008.
(7)
Options vest as follows: Commencing on the one year anniversary of the date of grant, 33% of the reported options will vest and thereafter the balance vests in equal monthly installments of 1/24 of the remaining amount over the following 24 months.

Options Exercised and Stock Vested

     None of our Named Executive Officers exercised any stock options during the 2007 fiscal year and no restricted stock awards vested in 2007.

Pension Benefits

     None of our Named Executive Officers or former executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

     None of our Named Executive Officers or former executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Payments Upon Termination or Change-in-Control

The discussion and tables below reflect the estimated benefits that would be paid or accrue to each of the Named Executive Officers in the event of the following hypothetical scenarios:

•	termination without cause, or constructive (“good reason”) termination (including upon the occurrence of a change in control of a company);

•	termination for cause;

•	upon an executive’s disability; or

•	in the event of the executive’s death.

Background and Assumptions.  In this section, we provide estimates of amounts that may become payable to our Named Executive Officers under their employment agreements as a result of a termination of employment under specific circumstances, as well as estimates regarding the value of other benefits they may become entitled to receive as a result of such termination. For example, such other benefits typically include, with respect to outstanding equity awards, continuation or acceleration of vesting. For a detailed description of the applicable provisions of the employment agreements of our Named Executive Officers, see “Employment Agreements with Named Executive Officers” below. Under those agreements, the amount and types of payment and other benefits vary depending on whether the termination is as a result of death or disability, is with or without cause, is a resignation for good reason and/or is in connection with a change in control. As prescribed by applicable SEC rules, in estimating the amount of any potential payments to Named Executive Officers under their employment agreements and the value of other benefits they may become entitled to receive, we have assumed that the applicable triggering event (i.e., termination of employment or change in control) occurred on December 31, 2007, that the price per share of Common Stock is $1.92, the closing price per share on December 31, 2007, the last trading day in 2007. We have also treated the right to continue to vest in options as accelerated to December 31, 2007 for purposes of this disclosure only.

If the benefits payable to Dr. Schein or Mr. Cooper in connection with a change in control would be subject to the excise tax imposed under Section 280G of the Internal Revenue Code of 1986 (“Section 280G”), we have agreed to make an additional payment to the executive so that the net amount of such payment (after taxes) that such individual receives is sufficient to pay the excise tax due. This obligation, however, is limited to an aggregate payment cap as set forth in our employment agreements with them. For purposes other than calculating the Section 280G excise tax, we have calculated the value of any option or stock award that may be accelerated in connection with a change in control to be the amount the holder can realize from such award as of December 31, 2007: for options, that is the market price of the shares that would be received upon exercise, less the applicable exercise price; and for restricted stock, that is the market value of the shares that would vest. We have also assumed that they have no accrued and unused vacation at December 31.

Joshua D. Schein and Judson A. Cooper

Termination without Cause or for Good Reason

In the event of the termination of employment by us without “cause” or by either Dr. Schein or Cooper for “good reason,” as those terms are defined in the amended and restated employment agreements, or in the event that we determine not to renew such agreements, they would be entitled to:

(A) a lump sum payment equal to the greater of (x) or (y): (x) (1) two times base salary in effect at the date of termination plus (2) two times the greater of (the “Applicable Bonus”) the bonus paid for the fiscal year prior to the date of termination or 100% of his Base Salary in effect at the date of termination plus (3) a pro rated bonus for the year of termination based upon the Applicable Bonus; or (y) (1) base salary as if he remained in our employ through December 31, 2012 plus (2) bonus payments as if he remained in our employ through December 31, 2012 based upon the Applicable Bonus;

(B) continued participation in our health and welfare plans for a period equal to the longer of two years from the date of termination and December 31, 2012 or, earlier if he is eligible for comparable coverage with a subsequent employer;

(C) the previously granted options shall be deemed fully vested on the date of termination and shall remain outstanding through the expiration of the original ten year term and the restricted stock grant shall remain outstanding and continue to vest through the applicable vesting dates; and

(D) all compensation accrued but not paid as of the termination date.

Termination upon Death or Disability

 The benefits payable upon termination without cause or for good reason would also be paid to Dr. Schein or Cooper in the event we terminate the amended and restated employment agreement for death or disability (as defined in such agreement), provided, however, that in the event of the termination due to death, the lump sum payment shall be the amount described in clause (A)(x) above.

Termination for Cause or without Good Reason

If Dr. Schein’s or Mr. Cooper’s employment is terminated by us for “cause” or by him without “good reason,” he is not entitled to any additional compensation or benefits other than his accrued and unpaid compensation and continued exercisability of vested options to the extent provided in the applicable option agreement.

Pursuant to their employment agreements, the term “cause” is defined as (i) willful malfeasance or willful misconduct in connection with his employment; (ii) gross negligence in performing any duties under the agreement; (iii) conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) material breach of any written policy applicable to all employees adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by the executive of any of his obligations in the agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

Pursuant to their employment agreements, the term “good reason” means the following events: if the Company (i) reassigns the executive’s base of operations outside of New York City, (ii) materially reduces his duties, responsibilities, positions or titles, authority, powers, functions or reporting relationship, (iii) materially breaches the agreement or (iv) provides notice of nonrenewal of the agreement, unless the Company has cured the event (if susceptible to cure) within 30 business days of receipt of written notice from the executive.

Change of Control

 In the event of a “Change in Control” as defined in the amended and restated employment agreements, Messrs. Schein and Cooper would be entitled to the following additional benefits:

(A) the previously granted options shall be deemed fully vested on the date of the Change in Control and shall remain outstanding through the expiration of the original ten year term and the restricted stock grant shall be assumed by the acquirer and continue to vest in accordance with its terms or in certain events, the acquirer may elect to pay Messrs. Schein and Cooper an amount equal to the value of such restricted shares based on the fair market value of its capital stock on each applicable vesting date;

(B) if their employment terminates following a Change in Control for any reason, other than by us for cause or them without good reason, he shall be entitled to the payments applicable in the event of a termination without cause or for good reason, however, the applicable base salary for such payment shall not be less than $500,000 and the applicable bonus amount shall be deemed to be 200% of base salary;

(C) in the event a Change in Control occurs within 18 months following his termination for good reason or without cause and the Change in Control transaction was the subject of substantive discussions at the time of such termination of employment, then they shall be entitled to receive the additional payments following a Change in Control;

(D) we shall deposit the amounts payable to Messrs. Schein and Cooper in a “rabbi” trust following the occurrence of Change in Control;

(E) Messrs. Schein and Cooper shall be entitled to a transaction fee for any Change in Control equal to 1.5% of the enterprise value of the company (as defined in the agreement) if such amount is in excess of $400 million; and

(F) the amended and restated employment agreements continue to contain a tax gross-up provision relating to any excise tax that Messrs. Schein or Cooper incurs by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code.

(G) Notwithstanding the foregoing, in the event of a Change in Control, our maximum payment obligation to Messrs. Schein and Cooper shall be subject to a cap based on a percentage of the enterprise value of our company at the time of the Change in Control. In the event our payment of the excise tax gross-up payment would cause this payment cap to be exceeded, then each executive shall be deemed to have automatically waived his right to receive the gross-up payment to the extent by which such payment exceeds the cap. Notwithstanding the foregoing, the cap shall not apply to, or include any value attributable to equity awards granted to Messrs. Schein and Cooper.

Section 409A

Payments in the event of the termination of employment will be delayed for six months from the date of termination to the extent necessary to comply with Section 409A of the Internal Revenue Code.

Employee Covenants

In their employment agreements, each of Dr. Schein and Mr. Cooper agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. They also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Each executive also agreed, during the term of the agreement and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, each executive agreed, during the term of the agreement and for a period of 12 months thereafter, to not, without our prior written consent, solicit or induce any of our employees to leave our employ.

Douglas J. Beck

Death or Disability. Pursuant to the terms of his employment agreement, if Mr. Beck’s employment is terminated as a result of his death, his estate would receive any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date of his death. If Beck’s employment is terminated as a result of disability, Mr. Beck or his estate, as applicable, would receive (a) any accrued but unpaid base salary, bonus and expense reimbursement amounts through the date on which the disability occurs; (b) a severance payment equal to 6 months of his base salary in effect on the termination date and (c) continued participation in our benefit plans (or comparable plans) for the longer of the natural expiration of the agreement or the end of the month of the six month anniversary of the termination of his employment. Further, in the event of a termination due to his death or disability, Mr. Beck’s (or his estate’s or legal representative’s) right to purchase shares of Common Stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable for a period of twelve months following such date, but in no event after the expiration of the exercise period.

Cause. If Mr. Beck’s employment is terminated for cause or he terminates his employment without good reason, he would be entitled to his base salary, other accrued compensation and expense reimbursement through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date otherwise, options vested as of the date of termination may be exercised for a period of three months thereafter. As defined in his employment agreement, “cause” means (i) willful disobedience of a reasonable, material and lawful instruction of the Board of Directors or the Chief Executive Officer of the Company consistent with the duties and functions of employee’s position; (ii) conviction of any misdemeanor involving fraud or embezzlement or similar crime, or any felony; (iii) fraud, gross negligence or willful misconduct in the performance of any material duties to the Company; (iv) a violation of any material provision of the agreement; or (v) excessive absences from work, other than for illness or disability, subject in certain situation to Mr. Beck being entitled to cure a breach which is capable of being cured, within 30 days from his receipt of notice.

Without Cause. If Mr. Beck’s employment is terminated by us without “cause” (as defined in the employment agreement), he would be entitled to: (i) continuation of his base salary, at the rate then in effect, for a period equal to the lesser of six months or the balance of the term of his employment agreement and (ii) the continued participation in our benefit plans (or comparable plans) for the period of time from the date of termination until the end of the month in which the final severance payment is made.

Change of Control. In the event of a Change of Control (as defined in the 2004 Plan), the options granted to Mr. Beck under his employment agreement would become immediately vested and exercisable in accordance with, and subject to, the terms and conditions of the 2004 Plan.

Employee Covenants. In his employment agreement, Mr. Beck agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Beck also agreed, during the term of the agreement and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Beck agreed, during the term of the agreement and for a period of 12 months thereafter, to not, without our prior written consent, solicit or induce any of our employees to leave our employ.

Dov Elefant

Death or Disability. Pursuant to the terms of his offer letter, Mr. Elefant is not entitled to payments other than accrued compensation in the event his employment is terminated as a result of his death or disability. Pursuant to our 2004 Plan and the option award granted to him, in the event of a termination due to his death or disability, Mr. Elefant’s (or his estate’s or legal representative’s) right to purchase shares of Common Stock pursuant to any stock option or stock option plan to the extent vested as of the termination date shall remain exercisable for a period of twelve months following such date, but in no event after the expiration of the exercise period.

Cause. If Mr. Elefant’s employment is terminated for cause, or he elects to terminate his employment, he would be entitled to his base salary, other accrued compensation through the date of termination, and he shall have no further entitlement to any other compensation or benefits. All stock options that have not been exercised as of the date of termination for cause shall be deemed to have expired as of such date otherwise, options vested as of the date of termination may be exercised for a period of three months thereafter.

Without Cause. If Mr. Elefant’s employment is terminated by us without “cause” within three years of his start date (as defined in the offer letter), he would be entitled to a severance payment of six months of his then-current base salary. For purposes of his offer letter, the term “Cause” shall mean: (i) willful disobedience by you of a reasonable, material and lawful instruction of the Chief Executive Officer or Chairman of the Company; (ii) conviction of any misdemeanor involving fraud or embezzlement or similar crime, or any felony; (iii) fraud, gross negligence or willful misconduct in the performance of any material duties to the Company; or (iv) excessive absences from work.

Change of Control. In the event of a Change of Control (as defined in the 2004 Plan), the options granted to Mr. Elefant under his offer letter would become immediately vested and exercisable in accordance with, and subject to, the terms and conditions of the 2004 Plan.

Employee Covenants. In his offer letter, Mr. Elefant agreed to the terms of our confidentiality and non-compete agreement pursuant to which he agreed to keep confidential and not disclose any confidential or proprietary information owned by, or received by or on behalf of, us or any of our affiliates, during the term of the agreement or at any time thereafter. He also agreed to return such confidential and proprietary information to us immediately in the event of any termination of employment. Mr. Elefant also agreed, during the term of the agreement and for a period of one year thereafter, to not in any manner enter into or engage in any business that is engaged in any business directly competitive with our business anywhere in the world, with limited exceptions. Moreover, Mr. Elefant agreed, during the term of the agreement and for a period of 12 months thereafter, to not, without our prior written consent, solicit or induce any of our employees to leave our employ.

2004 Plan

Corporate Transactions. Upon the occurrence of a change of control (as defined in the 2004 Plan), unless the Compensation Committee shall determine otherwise in an award agreement: (a) any and all Options granted under the 2004 Plan shall become immediately vested and exercisable; additionally, if a holder’s employment is terminated for any reason except cause within three months prior to such change of control or within 12 months subsequent thereafter, the holder shall have until the earlier of twelve months following such termination date or the expiration of the option term to exercise such option and (b) any period of restriction imposed on a restricted stock award shall lapse and become fully vested. The Compensation Committee shall have the discretion, that following a change of control, options may be exercised in full only for a limited period of time on or before a specified date (before or after such change of control) fixed by the Compensation Committee, after which specified date all unexercised options and all rights of the holders shall terminate, or to require the mandatory surrender to the company by selected holders of some or all of the outstanding options held by such holders as of a particular date and pay such holders an amount of cash per share equal to the excess, if any of the “Change of Control Value” of the shares subject to such option (as defined in the 2004 Plan) over the exercise price of the options.

Termination of Employment. If a grantee’s employment or service is terminated for cause, any unexercised option shall terminate effective immediately upon such termination of employment or service. Except as otherwise provided by in an award agreement, if a grantee’s employment or service terminates on account of death or disability, then any unexercised option, to the extent exercisable on the date of such termination of employment or service, may be exercised, in whole or in part, within the first twelve (12) months after such termination of employment or service (but only during the option term) by his or her personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution.

Except as otherwise provided by the Committee in the award agreement, if a grantee’s employment or service terminates for any reason other than for cause, death, disability or pursuant to a change of control, then any unexercised option, to the extent exercisable immediately before the grantee’s termination of employment or service, may be exercised in whole or in part, not later than three (3) months after such termination of employment or service (but only during the option term); and, to the extent that any such option was not exercisable on the date of such termination of employment or service, it will immediately terminate.

As defined in the 2004 Plan, a “change of control”, means any of the following events:

(a)
the acquisition by any person of beneficial ownership of 20% or more of the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors, other than (i) any acquisition by a person who on the date of approval of this plan by the company’s shareholders is a beneficial owner of 20% or more of our outstanding voting securities, (ii) any acquisition directly from the company, (iii) any acquisition by the company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with the provisions of this plan in connection with a business combination;

(b)
individuals who constitute the Board as of the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any individual subsequently becoming a director whose election, or nomination for election by the company’s shareholders, was approved by a vote of at least a majority of the then incumbent board shall be considered as though such individual were a member of the incumbent board, other than an individual who initially becomes a director in connection with an election contest;

(c)
consummation of a reorganization, merger, or consolidation to which the company is a party or a sale or other disposition of all or substantially all of our assets unless, following such transaction (i) all or substantially all of the beneficial owners of our voting shares immediately prior to such transaction beneficially own at least 50% of the combined voting securities of the company resulting from the transaction; and (ii) no person beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the successor entity, except to the extent that such ownership existed prior to the transaction; and (iii) at least a majority of the members of the board of directors of the successor entity were members of the incumbent board; and

(d)	approval by the shareholders of a complete liquidation or dissolution of the company.

Termination Scenario Summary Tables

The amounts shown in the tables below assume that the noted triggering event occurred on December 31, 2007. Other relevant assumptions and explanations are provided in the footnotes following the tables. The amounts shown reflect only the additional payments or benefits that a Named Executive Officer would have received upon the occurrence of the respective triggering events listed below; they do not include the value of payments or benefits that would have been earned, or any amounts associated with equity awards that would have vested absent the triggering event.

Potential Payments on Termination (without cause or following change-in-control)
As of Year Ended December 31, 2007(1)

	Termination Without Cause(2)				Termination Following Change-in-Control(3)

Name of Executive Officer	Cash Payments ($) (4)	Estimated value of continued benefits ($) (5)	Estimated value of accelerated equity awards ($) (6)	Total ($)	Cash Payments ($) (4)	Estimated value of continued benefits ($)(5)	Estimated value of accelerated equity awards ($)(6)		Excise Tax Gross Up(7)	Total ($)(7)

Joshua D. Schein	$4,788,029	$80,019	$1,778,142	$6,646,190	$7,500,000	$80,019	$1,778,142	(8)	$1,265,194	$10,623,355

Judson A. Cooper	$4,788,029	$80,019	$1,778,142	$6,646,190	$7,500,000	$80,019	$1,778,142	(8)	$1,265,194	$10,623,355

Douglas J. Beck	$79,978	$8,002		$87,980	$79,978		$12,819			$92,797

Dov Elefant	$97,500			$97,500			$215,256			$215,255

(1)
This table provides information for each named executive officer. All references to base salary and annual target bonus refer to the amounts described above under “Summary of Executive Employment Agreements and Compensatory Terms.”

(2)
If we terminate the executive without cause, or the executive resigns for good reason as defined in his executive employment agreement (as described above), the executive will be entitled to receive the compensation as shown in the table

(3)
If we terminate the executive’s employment without cause, or if the executive resigns for good reason as defined in his executive employment agreement following a change of control, then the executive will be entitled to receive in lieu of other termination compensation the amounts listed as shown in the table, plus any accrued but not yet paid salary.

(4)	Cash payments consist of severance payments as determined under the Named Executive Officer’s employment agreement or offer letter.
(5)	The estimated value of continued benefits in effect on the termination date for a period of 60 months for Messrs. Schein and Cooper and 6 months for Mr. Beck.
(6)
Estimated value of accelerated vesting of stock options represents the expense as calculated in accordance with FAS123R. For the purposes of this tabular presentation, we have assumed that the performance-based vesting conditions of the restricted stock awards granted to Messrs. Schein and Cooper have not occurred and that following termination of employment for the reasons contemplated in this table, such awards remain unvested but outstanding. The fair market value of the restricted stock awards as of December 31, 2007 was $3,840,000 based on the closing price of the company’s common stock as reported on the OTC Bulletin Board on such date.

(7)
The amended and restated employment agreements we entered into with Messrs. Schein and Cooper include a tax gross-up provision relating to any excise tax that they would incur by reason of his receipt of any payment that constitutes an excess parachute payment as defined in Section 280G of the Internal Revenue Code, which for the purposes of this table was determined to be $4,445,933 for Dr. Schein and $4,445,571for Mr. Cooper. These amounts reflect the maximum amounts due under their employment agreement for excise taxes, without giving effect to any diminution attributable to assumed “reasonable compensation” for the restrictive covenants to which the executive is bound following the termination of employment nor any portion of the cash severance attributable to compensation or bonus payments for services rendered during 2007. These assumptions may change at the time of an actual change in control. Notwithstanding the foregoing, however, in the event of a Change in Control, our maximum payment obligation to Messrs. Schein and Cooper is subject to a cap based on a percentage of the enterprise value of our company at the time of the Change in Control; provided, however, that such cap shall not apply to, or include any value attributable to, stock options or restricted stock awards. In the event our payment of the excise tax gross-up payment would cause this payment cap to be exceeded, then each executive shall be deemed to have automatically waived his right to receive the gross-up payment to the extent by which such payment exceeds the cap. Accordingly, our payment of such excise tax gross up payment would be limited to the amount shown in the above table. The data set forth in the above table assumes an enterprise value of $272,160,390, and therefore no payment of a transaction fee, and a payment cap of 3.25% of the enterprise value, which results in a maximum payment of $8,845,213 not including the estimated value of accelerated equity awards.

(8)
The amended and restated employment agreements we entered into with Messrs. Schein and Cooper provide that in the event of a Change in Control, the unvested shares of restricted stock shall be assumed by the acquiring company and converted into restricted stock of the acquiring company (or parent company) in a manner designed to preserve the economic value of the restricted stock immediately prior to the Change in Control and in a manner consistent with the treatment of other stockholders; provided that if the consideration received in the Change in Control is in the form of cash, the acquiring company (or the acquirer’s parent company) may either assume such unvested shares of restricted stock as provided above or may pay Messrs. Schein and Cooper an amount in cash on each applicable vesting date for such shares as if the restricted stock was assumed as provided above based upon the fair market value of the acquiring company’s (or its parent’s) capital stock on each of the applicable vesting dates. For the purposes of this tabular presentation, we have assumed the acquiring company has assumed the restricted stock and that the performance-based vesting conditions have not occurred as of such date. The fair market value of the restricted stock as of December 31, 2007 was $3,840,000 based on the closing price of the company’s common stock as reported on the OTC Bulletin Board on such date.

Potential Payments on Disability or Death
As of Year Ended December 31, 2007

	Disability (1)				Death (2)

Name of Executive Officer	Cash Payments (includes severance and bonus) ($) (3)	Estimated value of continued benefits ($) (4)	Estimated value of accelerated equity awards ($) (5)	Total ($)	Cash Payments (includes severance and bonus) ($) (3)	Estimated value of continued benefits ($) (4)	Estimated value of accelerated equity awards ($) (5)	Total ($)

Joshua D. Schein	$4,788,029	$80,019	$1,778,142	$6,646,190	$1,700,000	$80,019	$1,778,142	$3,558,161

Judson A. Cooper	$4,788,029	$80,019	$1,778,142	$6,646,190	$1,700,000	$80,019	$1,778,142	$3,558,161

Douglas J. Beck	$91,750	$8,002		$99,752				$0

Dov Elefant				$0				$0

(1)
In the event the executive becomes physically or mentally disabled such that he is unable to perform his duties for a period of three consecutive months as determined by a medical professional, we may terminate the executive’s employment, unless otherwise prohibited by law. In the event of termination due to disability, we will continue the executive’s base salary (less any short term disability payments the executive receives from our company) in accordance with the terms of his employment agreement.

(2)
An executive’s employment will terminate automatically upon death. We will continue to pay the executive’s base salary to his stated beneficiary in accordance with the Named Executive Officer’s employment agreement or arrangement.

(3)	Cash payments consist of severance payments (which may include payment of bonuses) as determined under the Named Executive Officer’s employment agreement or offer letter.
(4)	The estimated value of continued benefits in effect on the termination date for a period of 60 months for Messrs. Schein and Cooper and 6 months for Mr. Beck.
(5)
Estimated value of accelerated vesting of stock options represents the expense as calculated in accordance with FAS123R. For the purposes of this tabular presentation, we have assumed that the performance-based vesting conditions of the restricted stock awards granted to Messrs. Schein and Cooper have not occurred and that following termination of employment for the reasons contemplated in this table, such awards remain unvested but outstanding. The fair market value of the restricted stock awards as of December 31, 2007 was $3,840,000 based on the closing price of the company’s common stock as reported on the OTC Bulletin Board on such date.

Employment Agreements with Named Executive Officers

The following are summaries of the employment agreements with our Named Executive Officers. The agreements provide the general framework and some of the specific terms for the compensation of the Named Executive Officers. See “Payments Upon Termination or Change-in-Control” elsewhere in this report for a discussion of payments due to our Named Executive Officers upon the termination of his employment or a change-in-control of our company.

Joshua D. Schein and Judson A. Cooper

On December 20, 2007, we entered into second amended and restated employment agreements with each of our Chief Executive Officer, Dr. Joshua D. Schein, and our Executive Vice President and Chairman, Mr. Judson Cooper. The employment agreements are identical in all material respects and are summarized below. As used in the following summary, the term “Executive(s)” shall refer to Messrs. Schein and Cooper. The following description of these amended restated employment agreements is qualified in its entirety by reference to the full text of such agreements.

•    The amended and restated employment agreements are for an initial term expiring December 31, 2012 and at the end of the initial term renew automatically for additional one year terms unless sooner terminated or not renewed. Under the employment agreements, the Executives will continue to receive a base salary of $425,000; provided, however, that the base salary shall increase to $500,000 effective upon the date on which the U.S. Food and Drug Administration approves the Registrant’s biologics license application for its lead product candidate (the “Approval Date”).  In addition, the base salary shall increase at the end of each year of service (commencing at the end of 2007) by the greater of (i) 4% or (ii) a percentage equal to the increase, if any, in the United States Department of Labor Consumer Price Index (or comparable index, if available) for the New York metropolitan area over the previous 12 months.

•   Each Executive shall be eligible to receive an annual cash bonus, the amount of which to be determined in the discretion of the Compensation Committee of the Board of Directors. Commencing in the year in which the Approval Date occurs, the Executives will be entitled to a bonus opportunity within the target range of 75% to 200% of base salary, based on satisfaction of performance targets to be determined by the Compensation Committee.

•    Grant of 2,000,000 shares of restricted common stock. The vesting schedule applicable to the restricted stock is as follows: 50% of the restricted stock shall vest and the restrictions thereon shall lapse on the Approval Date and thereafter 25% of the restricted stock shall vest and the restrictions thereon shall lapse on each of the first and second anniversaries of the Approval Date.

•   Each Executive shall be entitled to a transaction fee for any change in control equal to 1.5% of the enterprise value of the Company (as defined in the agreement) if such amount is in excess of $400 million.

•    Pursuant to the amended and restated employment agreements, each Executive is subject to customary confidentiality, non-solicitation of employees and non-competition obligations that survive the termination of such agreements.

Douglas J. Beck

We entered into an employment agreement with Douglas J. Beck, our Chief Financial Officer, dated as of June 7, 2006 pursuant to which Mr. Beck will continue to serve as our Chief Financial Officer for an employment period to June 7, 2008. The additional terms and conditions were agreed to in the employment agreement:

•
Mr. Beck will receive an annual base salary of $175,000 for the initial twelve months under the employment agreement and a base salary of $183,500 for the second twelve months under the employment agreement.

•
In connection with his entering into the employment agreement, Mr. Beck was granted options to purchase 125,000 shares of our common stock at an exercise price of $0.50 per share, which options vest as follows: 62,500 shares vest on the one-year anniversary of the date of grant and the balance shall vest on the second anniversary of the date of grant. In the event of a change of control (as defined in our 2004 Omnibus Incentive Compensation Plan), the options shall become immediately vested and exercisable in accordance with, and subject to, the terms and conditions of such plan.

•	Mr. Beck is subject to customary confidentiality obligations, non-solicitation and non-competition that survive the termination of the employment agreement.

Dov Elefant

On March 16, 2007, we entered into an employment relationship with Dov Elefant, our Corporate Controller, pursuant to which:
•
Mr. Elefant will serve as our Corporate Controller on an at-will basis and receive an annual base salary of $195,000 during the term of the agreement and will be eligible to receive an annual bonus of $20,000 in the discretion of the compensation committee of our board of directors.

•
In connection with his employment, Mr. Elefant was granted options to purchase 200,000 shares of our common stock at an exercise price equal to the closing price of our common stock, as reported on the OTC Bulletin Board on the date of grant, which was March 19, 2007. These options vest over a three year period, with 1/3 of the option award vesting on the one-year anniversary date and the balance vesting in equal monthly installments of 1/24 of the remaining option award over the following 24 months.

•	Mr. Elefant is subject to customary confidentiality obligations, non-solicitation and non-competition that survive the termination of the employment agreement.

2004 Omnibus Incentive Compensation Plan

The following is a summary of the material aspects of our 2004 Plan. See “Payments Upon Termination or Change-in-Control” elsewhere in this report for a discussion of the terms of the 2004 Plan that are effective in the event of a change-in-control of our company.

We rely on incentive compensation in the form of stock options to retain and motivate directors, executive officers, employees and consultants. Incentive compensation in the form of stock options is designed to provide long-term incentives to directors, executive officers, employees and consultants, to encourage them to remain with us and to enable them to develop and maintain an ownership position in our common stock.

Share Reserve. A total of 10,000,000 shares of our common stock have been reserved for issuance under the 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”). As of December 31, 2007, options for 9,984,900 shares were outstanding under the 2004 Plan.

Eligibility and Terms of Awards. The 2004 Plan permits the grant of cash-based awards, options, stock appreciation rights, restricted stock units, performance shares, performance units, covered employee annual incentive awards, restricted stock awards and other stock-based awards to our employees and directors. Options will be either incentive stock options, or ISOs, as defined under the Internal Revenue Code of 1986, as amended, or the Code, which may be granted solely to employees (including officers); or nonstatutory stock options, or NSOs, that do not qualify as incentive stock options within the meaning of Section 422 of the Code and which may be granted to employees (including officers), directors and consultants.

Administration. Our Board of Directors administers the 2004 Plan unless it delegates administration of the plan to a committee. In either case, the plan administrator determines the recipients and terms and conditions applicable to each award made under the 2004 Plan, including the exercise or purchase price, the vesting schedule and the ability to exercise an award prior to vesting and the provisions related to the impact of a termination of employment or service on outstanding awards. The plan administrator may also amend the terms of the 2004 Plan and outstanding equity awards, except that no amendment may adversely affect an award without the recipient's written consent. Subject to certain exceptions, the plan administrator may not amend an option to lower its exercise price or exchange an option for an option with a lower exercise price, another equity award, cash, or any other consideration or take any other action that is treated as a repricing under United States generally accepted accounting principles without the prior approval of our stockholders. Amendments to the 2004 Plan are subject to stockholder approval to the extent required by law, rule or regulation.

Stock Options. Stock options are granted pursuant to stock option agreements. The plan administrator determines the exercise price for a stock option subject, in the case of ISOs, to the requirements of Section 422 of the Code. Options granted under the 2004 Plan vest at the rate specified in the option agreement.

The plan administrator determines the term of stock options granted under the 2004 Plan. Generally, the term of these stock options may not exceed ten years. The plan administrator determines the extent to which the optionee shall have the right to exercise the stock option following termination of the optionee’s employment or provision of services to our Company. In no event may an option be exercised after the maximum term provided for in the stock option agreement.

Acceptable consideration for the purchase of common stock issued under the 2004 Plan will be determined by the plan administrator and may include cash, common stock previously owned by the optionee, consideration received in a “cashless” exercise program implemented by us and other legal consideration approved by the plan administrator.

Generally, an optionee may not transfer a stock option other than by will or the laws of descent and distribution unless the stock option agreement provides otherwise. However, an optionee may designate a beneficiary who may exercise the option following the optionee’s death.

Restricted Stock Awards. Restricted stock awards may be purchased through a restricted stock purchase agreement. The purchase price for restricted stock awards must be at least the par value of the stock. The purchase price for a restricted stock award may be payable in cash, the recipient’s past services performed for our Company, or any other form of legal consideration acceptable to the plan administrator.

Stock Appreciation Rights. A stock appreciation right may be granted pursuant to a stock appreciation right agreement. The plan administrator determines the strike price and term for a stock appreciation right granted under the 2004 Plan. A stock appreciation right granted under the 2004 Plan vests at the rate specified in the stock appreciation right agreement. If an awardee’s service relationship with us, or any of our affiliates, ceases, then the awardee, or his or her beneficiary, may exercise any vested stock appreciation right after the date such service relationship ends for the period of time provided in the stock appreciation right agreement. Different post-termination exercise periods may be provided in the stock appreciation right agreement for specific types of terminations such as death, disability or retirement. Our payment to a participant in settlement of a stock appreciation right may be made by the delivery of shares of our common stock, cash, or any combination of the two.

Equity Compensation Plan Information

The following table shows information with respect to each equity compensation plan under which our common stock is authorized for issuance as of the fiscal year ended December 31, 2007.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	9,984,900		$1.00 (1)	15,100

Equity compensation plans not approved by security holders	6,251,614	(2)	$1.78	-N/A-

Total	16,236,514		$1.31	15,100
__________________
(1) The weighted-average exercise price information has been adjusted for the repricing, from $0.85 to $0.30 per share, of options to purchase 2,854,900 shares during 2005.
(2) Represents 436,341 warrants to purchase shares of common stock issued to consultants for services; options to purchase 1,815,273 shares of our common stock issued to certain of our employees outside of our 2004 Omnibus Incentive Compensation Plan; and 4,000,000 shares of restricted stock issued to Messrs. Cooper and Schein in December 2007 outside of our 2004 Omnibus Incentive Compensation Plan.

Director Compensation

We have adopted the following policies with respect to the compensation of our non-employee directors.

Upon their appointment to the Board of Directors in December 2004, Messrs. Eagle, Lanier and Richman each received a grant of options to purchase 225,000 shares of common stock at an exercise price of $0.80 per share which vest over a period of three years from the date of grant.

On February 15, 2007, our Board approved the adoption of a cash compensation policy applicable to our non-employee directors. Pursuant to this policy, our non-employee directors are eligible to earn a cash fee for special assignments authorized by our Chief Executive Officer or Chairman to provide services to us as a member of the Board of Directors, but in addition to ordinary board and/or committee duties, at the rate of $1,000 per day with a maximum of $60,000 per annum. Unless otherwise approved by the Board, no non-employee director is eligible for a special assignment if the assignment or payment of compensation for the assignment would prevent the director from being considered independent. On such date the Board also approved the grant of 75,000 options to each of our non-employee directors serving at that time. Each option (a) vests in equal installments over a four year period, with the first installment vesting on the one-year anniversary of the grant date of such options; (b) is exercisable for a period of ten years at a per share exercise price equal to the market price of our common stock on the date of grant; and (c) is entitled to immediately vest and remain exercisable in the event of a Change in Control, as defined in our 2004 Plan.

In connection with the establishment of our Commercialization Oversight Committee in February 2007, the Board approved the grant of 75,000 options to non-employee directors that serve on this Committee, which options vesting in four equal annual installments commencing on the one year anniversary of the date of grant. These options are exercisable for a period of ten years at a per share exercise price equal to the market price of our common stock on the date of grant and are entitled to immediately vest and remain exercisable in the event of a Change in Control, as defined in our 2004 Plan. Of the initial members of this committee, only Mr. Richman was granted such an award.

On November 27, 2007, the Board modified its cash compensation policy for all non-executive directors to be effective as of January 1, 2007: (a) each non-executive director shall receive an annual fee for service as a non-executive director of $25,000; (b) each non-executive director that serves on our Audit or Compensation Committee shall receive an annual fee for service on such committees of $25,000, in addition to the annual fee for service on the Board; (c) the Chairman of the Audit Committee shall receive an annual fee for serving in such capacity of $25,000, in addition to other compensation to which such director receives for service on the Audit Committee; (d) our designated Audit Committee Financial Expert shall receive an annual fee for serving in such capacity of $25,000, in addition to other compensation to which such director receives for service on the Audit Committee; and (e) non-executive directors shall be entitled to have expenses incurred in attending meetings reimbursed.

In addition, in connection with his election to our Board in November 2007, Mr. Henry M. Dachowitz was granted options to purchase 100,000 shares of our Common Stock. The option award vests in equal installments over a four year period, with the first installment vesting on the one-year anniversary of the grant date of such options; is exercisable for a period of ten years at a per share exercise price equal to the market price of our Common Stock on the date of grant; and is entitled to immediately vest and remain exercisable in the event of a change in control of the company.

A summary of non-executive director compensation for the year ended December 31, 2007 is as follows:

Summary of Non-Executive Director Compensation

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Henry M. Dachowitz (3)	$6,250	$3,480	__	__	$9,730

Scott Eagle	$50,000	$59,776	__	__	$109,776

Thomas Lanier	$75,000	$59,776	__	__	$134,776

Eric I. Richman (4)	$110,000	$83,884	__	__	$193,884

(1)	As of December 31, 2007, each director had the following number of options outstanding: Mr. Dachowitz – 100,000; Mr. Eagle – 300,000; Mr. Lanier – 300,000; and Mr. Richman – 375,000.

(2)
Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007 computed in accordance with SFAS 123R, and thus may include amounts from awards granted in and prior to 2007. A discussion of the methods used to calculate these values may be found in the footnotes to of our consolidated financial statements included in our annual report for the year ended December 31, 2007.

(3)	Mr. Dachowitz became a director on November 27, 2007.

(4)	Includes $60,000 fee for performance of assignments authorized by CEO and/or Chairman providing advisory services to us, including for service on the Commercialization Oversight Committee.

Report of The Compensation Committee of The Board Of Directors

The following report has been submitted by the Compensation Committee of the Board of Directors:

The Compensation Committee of the Board of Directors has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The foregoing report was submitted by the Management Resources and Compensation Committee of the Board and shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Securities Exchange Act of 1934.

Eric I. Richman, Chair Scott Eagle

Compensation Committee Interlocks and Insider Participation

There are no compensation committee interlocks between the members of our Compensation Committee and any other entity. At present, Messrs. Richman and Eagle are the members of this committee. During the fiscal year ended December 31, 2007, none of the members of the Compensation Committee (a) was an officer or employee of Lev Pharmaceuticals, Inc. during the last fiscal year; (b) was formerly an officer of Lev Pharmaceuticals, Inc. or any of its subsidiaries; or (c) had any relationship with Lev Pharmaceuticals, Inc. requiring disclosure under Item 404 of Regulation S-K.

PROPOSAL 2
APPROVAL OF AMENDED 2004 OMNIBUS INCENTIVE COMPENSATION PLAN

Our stockholders are being asked to approve our Amended 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”). Our Board of Directors approved the amendments to the 2004 Plan on March 7, 2008, subject to stockholder approval. The amended 2004 Plan will become effective immediately upon stockholder approval of this proposal at the Annual Meeting. The material features of the amended 2004 Plan are summarized below, but the summary is qualified in its entirety by reference to the amended 2004 Plan itself which is attached to this proxy statement as Exhibit A.

Proposed Amendment to the 2004 Plan

Our stockholders are now being asked to approve the amended 2004 Plan which provides for, among other amendments, the following changes to our current 2004 Equity Plan:

•	an increase to the aggregate number of shares of our common stock which may be issued or transferred pursuant to awards under the plan from 10,000,000 shares to 20,000,000 shares;

If approved by stockholders, the total number of shares that could be issued under the 2004 Plan will be increased by 10,000,000 shares. The Board of Directors believes that the 2004 Plan has been very advantageous in attracting and retaining capable persons to serve as employees and directors of our company. Due to our dependency upon equity financings for our capital needs, we seek to conserve our cash resources for use in connection with our research and development activities. This cash conservation policy places limitations on cash compensation arrangements we can have with employees, including executive officers and directors. To compete with other companies for qualified persons, many of which companies are better financed than us, we have relied upon our option program to help us attract and incentivize our employees and directors. Without having additional shares of Common Stock under our 2004 to use for equity grants to these persons, our ability to attract and retain employees and directors could be adversely impacted, thereby adversely affecting our business.

History

The existing 2004 Plan was approved by our stockholders in March 2004 and on December 29, 2004, our stockholders approved an amendment to the 2004 Plan to increase the aggregate number of shares of our common stock which may be issued pursuant to awards under the plan from 3,500,000 shares to 10,000,000 shares.

As of the Record Date, options to purchase 9,984,900 shares of common stock were outstanding and 15,100 shares of common stock remained available for grant under the 2004 Plan. As of such date, the outstanding options were exercisable at a weighted average exercise price of approximately $1.00 per share.

Purpose

The purpose of the amended 2004 Plan is to promote the success and enhance the value of the Company by linking the personal interests of the members of our Board of Directors and our employees, officers, executives and consultants to those of our stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders. The amended 2004 Plan is further intended to provide flexibility to the Company in our ability to motivate, attract and retain the services of members of our Board of Directors and to the employees, officers, executives and consultants of the Company and of our subsidiaries upon whose judgment, interest and special effort the successful conduct of our operation is largely dependent.

Securities Subject to the Amended 2004 Plan

Under the amended 2004 Plan, a total of 20,000,000 shares of our common stock are reserved for issuance pursuant to awards granted under the 2004 Plan. The shares underlying awards issued by the Company under the 2004 Plan may be authorized but unissued shares. To the extent that shares subject to an outstanding award under the 2004 Plan are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award, then such shares shall again be available under the 2004 Plan. Notwithstanding the foregoing, shares that are exchanged or withheld as full or partial payment in connection with any award under the 2004 Plan, as well as any shares exchanged or withheld to satisfy all or a portion of the tax withholding obligations related to an award, shall not be available for subsequent awards under the 2004 Plan. In addition, the total number of shares authorized for issuance under the 2004 Plan shall be reduced by the full number of shares reserved in connection with the exercise of stock appreciation rights, notwithstanding whether such shares are actually issued in connection with such awards.

Administration

The Compensation Committee of our Board of Directors will administer the 2004 Plan. To administer the 2004 Plan, our Compensation Committee must consist of at least two members of our Board of Directors, each of whom is a “non-employee director” for purposes of Rule 16b-3 under the Exchange Act, and, with respect to awards that are intended to constitute performance-based compensation under Section 162(m) of the Internal Revenue Code, an “outside director” for the purposes of Section 162(m). Subject to the terms and conditions of the 2004 Plan, our Compensation Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the 2004 Plan. Our Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 2004 Plan. Our Board of Directors may at any time abolish the Compensation Committee and/or revest in itself the authority to administer the 2004 Plan.

Our Compensation Committee may (1) delegate to a committee of one or more members of our Board of Directors who are not “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code the authority to grant awards under the 2004 Plan to eligible persons who are either (a) not then “covered employees” within the meaning of Section 162(m) and are not expected to be covered employees at the time of recognition of income resulting from such award or (b) not persons with respect to whom we wish to comply with Section 162(m) and/or (2) delegate to a committee of one or more members of our Board of Directors who are not “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act the authority to grant awards under the 2004 Plan to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility

Options, stock appreciation rights, or SARs, restricted stock and other awards under the 2004 Plan may be granted to individuals who are then our employees, directors or consultants or any subsidiaries’ employees, directors or consultants.

Awards Under the 2004 Plan

The 2004 Plan provides that our Compensation Committee may grant or issue stock options, SARs, restricted stock, restricted stock units, dividend equivalents, performance-based awards, stock payments or any combination thereof. Each award will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

•
Stock Options may be designated as Incentive Stock Options, or ISOs, or Nonqualified Stock Options, or NQSOs. ISOs are designed to comply with the provisions of the Internal Revenue Code and are subject to specified restrictions contained in the Internal Revenue Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of common stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the optionee’s termination of employment, and must be exercised within the 10 years after the date of grant, but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of our capital stock, the 2004 Plan provides that the exercise price must be at least 110% of the fair market value of a share of common stock on the date of grant. The 2004 Plan provides that the exercise price of all options must be at least equal to the fair market value of our common stock on the date of grant and that no option may be exercisable later than ten years from the date of grant. Options typically will become exercisable in one or more installments after the grant date, subject to the participant’s continued employment with us and/or subject to the satisfaction of performance targets established by our Compensation Committee.

•
Restricted Stock may be granted to participants and made subject to such restrictions as may be determined by our Compensation Committee. Restricted stock, typically, may be forfeited for no consideration or repurchased by us at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred, until restrictions are removed or expire. Recipients or purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends, if any, prior to the time when the restrictions lapse.

•
Restricted Stock Units may be awarded to participants, typically without payment of consideration, but subject to vesting conditions based on continued employment or on performance criteria established by our Compensation Committee. Like restricted stock, restricted stock units may not be sold, or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, the stock issuable with respect to restricted stock units will not be issued until the restricted stock unit award has vested and award has been settled, and recipients of restricted stock units generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

•
Stock Appreciation Rights may be granted in connection with stock options or other awards, or separately. SARs granted by our Compensation Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of our common stock over the exercise price of the related option or other awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Internal Revenue Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Internal Revenue Code, there are no restrictions specified in the 2004 Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by our Compensation Committee in the SAR agreements. Our Compensation Committee may elect to pay SARs in cash or in common stock or in a combination of both. SARs may be granted for any term not to exceed ten years from the date of grant specified by our Compensation Committee.

•
Performance-Share Awards may be granted by our Compensation Committee on an individual or group basis. Generally, the payment of these awards may be linked to attainment of specific performance targets established by our Compensation Committee and may be paid in cash or in common stock or in a combination of both.

Limits on Transferability

Awards may generally not be sold, pledged, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and no right or interest of a participant in any award may be pledged, encumbered, or hypothecated to or in favor of any party other than us or any of our subsidiaries, and no award may be subject to any lien, obligation, or liability of a participant to any other than us or any our subsidiaries. Our Compensation Committee may allow awards other than ISOs to be transferable to certain permitted transferees (i.e., immediate family members for estate planning purposes). ISOs may not be transferable. If our Compensation Committee makes an award transferable, such award shall contain such additional terms and conditions as our Compensation Committee deems appropriate. Awards may in no event be transferred if the participant receives consideration in connection with the transfer.

Adjustments Upon Changes in Capitalization

In the event of any dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other extraordinary distribution (other than normal cash dividends) of assets to our stockholders (including extraordinary dividends) or any other change affecting our common stock, our Compensation Committee will make proportionate adjustments to the aggregate number and type of shares of stock that may be issued under the 2004 Plan (including the limitations on the number of shares issuable to a participant during a given calendar year), the terms and conditions of any award outstanding under the Amended and Restated 2004 Equity Incentive Award Plan, and the grant or exercise price of any such award. The form and manner of any such adjustments shall be determined in the sole discretion of the Compensation Committee.

Change of Control

In the event of a change of control, unless otherwise determined by the Board or the Compensation Committee, awards issued under the 2004 Plan will be subject to accelerated vesting such that 100% of such award will become vested and exercisable or payable, as applicable. As defined in the 2004 Plan, a “change of control”, means any of the following events:

●
the acquisition by any person of beneficial ownership of 20% or more of the combined voting power of the then outstanding voting securities of the company entitled to vote generally in the election of directors, other than (i) any acquisition by a person who on the date of approval of this plan by the company’s shareholders is a beneficial owner of 20% or more of our outstanding voting securities, (ii) any acquisition directly from the company, (iii) any acquisition by the company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with the provisions of this plan in connection with a business combination;

●
individuals who constitute the Board as of the effective date of the Plan cease for any reason to constitute at least a majority of the Board, provided that any individual subsequently becoming a director whose election, or nomination for election by the company’s shareholders, was approved by a vote of at least a majority of the then incumbent board shall be considered as though such individual were a member of the incumbent board, other than an individual who initially becomes a director in connection with an election contest;

●
consummation of a reorganization, merger, or consolidation to which the company is a party or a sale or other disposition of all or substantially all of our assets unless, following such transaction (i) all or substantially all of the beneficial owners of our voting shares immediately prior to such transaction beneficially own at least 50% of the combined voting securities of the company resulting from the transaction; and (ii) no person beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities of the successor entity, except to the extent that such ownership existed prior to the transaction; and (iii) at least a majority of the members of the board of directors of the successor entity were members of the incumbent board; and

●	approval by the shareholders of a complete liquidation or dissolution of the company.

Amendment and Termination of the 2004 Plan

With the approval of our Board of Directors, our Compensation Committee may amend, modify or terminate the 2004 Plan, at any time and for any reason. However, the 2004 Plan requires stockholder approval for any amendment to the 2004 Plan to the extent necessary to comply with applicable laws, rules and regulations, or stock exchange rules. Stockholder approval is also required for any amendment to the 2004 Plan that increases the number of shares available under the 2004 Plan (other than any adjustments as discussed above), permits the Compensation Committee to extend the exercise period for an option beyond ten years from the date of grant, or results in a material increase in benefits or a change in eligibility requirements. Absent approval of the stockholders of the Company, no option may be amended to reduce the per share exercise price of the shares subject to such option below the per share exercise price as of the date the option is granted and, except as otherwise permitted, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price. No action by our Board of Directors, our Compensation Committee or our stockholders may alter or impair any award previously granted under the 2004 Plan without the consent of the holder. Unless terminated earlier, the 2004 Plan will terminate in 2014.

Federal Income Tax Consequences Associated with the 2004 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2004 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted NQSOs under the 2004 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, on exercise of NQSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of a common share on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (1) two years after the date of grant of the option or (2) one year of the date the shares were transferred to the optionee. If the common stock is sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the option’s exercise will be taxed at ordinary income rates, and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered income for alternative minimum tax purposes. Otherwise, if the optionee sells or otherwise disposes of the shares before the end of the two-year and one-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the optionee recognizes on the disposition of the shares. An ISO exercised more than three months after an optionee terminates employment, other than by reason of death or disability, will be taxed as a NQSO, and the optionee will have been deemed to have received income on the exercise taxable at ordinary income rates. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise. We generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock and Restricted Stock Units. An employee to whom restricted stock or restricted stock units are is issued generally will not recognize taxable income upon such issuance and we generally will not then be entitled to a deduction unless, with respect to restricted stock, an election is made by the participant under Section 83(b) of the Internal Revenue Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the employee generally will recognize ordinary income and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore, and we will be entitled to a deduction for the same amount. Similarly, when a restricted stock unit award vests and the stock issuable with respect to such restricted stock unit award is issued to the participant, the participant generally will recognize ordinary income and we generally will be entitled to a deduction for the amount equal to the fair market value of the shares at the date of issuance. A Section 83(b) election is not permitted with regard to the grant of restricted stock units.

Performance Awards. A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and we will not be entitled to a deduction at that time. When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and we will be entitled to a corresponding deduction.

Section 162(m) of the Code. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” established by an independent compensation committee that is adequately disclosed to, and approved by, stockholders. We have attempted to structure the 2004 Plan in such a manner that the remuneration attributable to stock options, SARs and other awards which meet the requirements of Section 162(m) will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue.

New Plan Benefits

No awards have been granted under the amended 2004 Plan. All future grants under the amended 2004 Plan are within the discretion of our Board of Directors or the Compensation Committee of our Board of Directors and the benefits of such grants are, therefore, not determinable. During the fiscal year ended December 31, 2007, the grants of options shown on the table below were made pursuant to the 2004 Plan to (i) our Named Executive Officers (listed individually), (ii) our current executive officers (in the aggregate), (iii) our non-employee directors (in the aggregate) and (iv) our employers who are not executive officers (in the aggregate). The below table does not include our grant of 1,815,273 options and 4,000,000 shares of restricted stock not granted under the 2004 Plan.

Name and Position	Number of Options
Joshua D. Schein, Chief Executive Officer	1,600,000
Judson A. Cooper, Chairman and Executive Vice President	1,600,000
Douglas Beck, Chief Financial Officer	—
Dov Elefant, Corporate Controller	200,000
Executive Group	3,400,000
Non-Executive Director Group	300,000
Non-Executive Officer Employee Group	690,000

Effect of Amendment to 2004 Plan

Except as described above, the proposed amendment to the 2004 Plan will not alter any other terms of the 2004 Plan. The proceeds received from the Company from the exercise of options or other awards to purchase Common Stock under the 2004 Plan will be used for general corporate purposes.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting shall be required for the approval of the 2004 Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2004 PLAN.

PROPOSAL THREE
RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Eisner LLP as our independent registered public accounting firm for its fiscal year ending December 31, 2008. Representatives of Eisner LLP are expected to attend the Annual Meeting to respond to appropriate questions. Eisner LLP has served as our independent registered public accounting firm since February 2005. In the event that ratification of this appointment of our independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by the Audit Committee. Your ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 does not preclude the Audit Committee from terminating its engagement of Eisner LLP and retaining new independent registered public accounting firm, if it determines that such an action would be in our best interest.

Amounts Billed to Independent Registered Public Accounting Firm

During the fiscal years ended December 31, 2007 and 2006, fees in connection with services rendered by Eisner LLP, our independent registered public accounting firm, were as set forth below:

	2007	2006
Audit Fees	$384,397	$134,807
Audit-Related Fees	-	-
Tax Fees	15,040	19,802
All Other Fees	1,646	-
TOTAL	$401,083	$154,609

Audit fees consisted of fees, billed and unbilled, for the audit of our annual financial statements and review of quarterly financial statements as well as services normally provided in connection with statutory and regulatory filings or engagements, consents and assistance with and review of our documents filed with the Securities and Exchange Commission ($134,185 in 2007 and $35,970 in 2006), including related to capital-raising transactions and registration statements filed with the Securities and Exchange Commission.

Tax fees consisted primarily of fees for tax compliance, tax advice and tax planning services.

Other fees consisted of fees paid for research.

Policy on Audit Committee Pre-Approval of Audit, Audit-Related and Permissible Non-Audit Services of the Independent Registered Public Accountants

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditor and for the pre-approval of all audit and permissible non-audit services provided by our independent auditor on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent auditor. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent auditor. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. Our Audit Committee has determined that the services provided by our independent registered public accounting firm and the fees we expensed for such services has not compromised the independence of our independent auditor.

Report of the Audit Committee

The Audit Committee of the Board of Directors has furnished this report concerning the independent audit of the Company’s financial statements. The Audit Committee assists the Board of Directors in its oversight of the integrity of the financial statements of the Company, the qualifications, independence and performance of the Company’s independent registered public accountants, the performance of the Company’s internal audit function and compliance by the Company with legal and regulatory requirements. The Audit Committee is comprised solely of two independent directors, as defined in the listing standards of the Nasdaq Stock Market, as well as other statutory, regulatory and other requirements applicable to the Company. The Audit Committee operates under a written charter adopted by the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee:

•	reviewed and discussed the audited financial statements in the Annual Report with management and our independent registered public accounting firm;

•
discussed with management and the independent registered public accountants the quality and adequacy of the Company’s internal controls and reviewed with the independent registered public accountants, their audit plans, audit scope and identification of audit risks;

•
reviewed with the company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States of America, their judgments as to the company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, “Communications with Audit Committees (as amended)”;

•
discussed with the independent auditors the auditors’ independence from management and the company, including the matters in the written disclosures required by the Independence Standards Board and reviewed the independence letter from the independent auditors required by Independence Standard Board Standard No. 1, “Independence Discussions with Audit Committees”; and

•
based on the above review and discussions with management and the independent registered public accountants, recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Audit Committee has also selected, subject to stockholder ratification, Eisner LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008, and the Board concurred in its selection.

The Audit Committee has reviewed and discussed with management its assessment of the effectiveness of the company’s internal control system over financial reporting as of December 31, 2007. Management has concluded that the internal control system was effective. This assessment was also audited by Eisner LLP, the company’s independent registered public accounting firm for the 2007 fiscal year.

By the Audit Committee of the Board of Directors:

/s/	Thomas Lanier
/s/	Henry M. Dachowitz

The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of the holders of a majority of the common stock of the Company present or represented by proxy and entitled to vote at the Annual Meeting shall be required to ratify the selection of Eisner LLP. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2008.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates beneficial ownership of our common stock as of the Record Date:

•	By each person or entity known by us to beneficially own more than 5% of the outstanding shares of our common stock;
•	By each of our executive officers and directors; and
•	By all of our executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Lev Pharmaceuticals, Inc., 675 Third Avenue, Suite 2200, New York, New York, 10017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants exercisable within 60 days from the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of others. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power with respect to all shares of common stock listed as owned by that person or entity. Percentage of beneficial ownership is based on 142,329,153 shares of common stock issued and outstanding as of the Record Date.

Name of Beneficial Owner	Number of Shares	Percentage of Shares Beneficially Owned

Judson Cooper (1)	31,590,102	21.9%

Joshua D. Schein, Ph.D. (2)	32,211,372	22.3%

Douglas J. Beck (3)	225,000	*

Scott Eagle (4)	243,750	*

Eric I. Richman (5)	262,500	*

Thomas Lanier (4)	315,122	*

Henry M. Dachowitz (6)	0	*

Dov Elefant (7)	77,778	*

All Directors and Executive Officers as a Group (8 persons)	37,632,207	25.6%

Prism Ventures, LLC (8)	27,293,417	19.2%

Emigrant Capital Corp. (9)	11,276,116	7.8%

Richard Stone (10)	7,324,526	5.1%

Southpoint Capital Advisors, LP (11)	15,046,500	10.3%

Hound Partners, LLC (12)	8,454,450	5.8%

Alexandra Global Master Fund, Ltd. (13)	11,263,430	7.8%

Pequot Capital Management, Inc. (14)	11,857,000	8.2%

Davidson Kempner Partners (15)	10,209,032	7.2%

Mast Credit Opportunities I Master Fund, LP (16)	17,126,500	12.0%
___________________
* less than 1%

(1) Consists of (i) 11,000 shares of common stock; (ii) 2,000,000 shares of restricted stock; (iii) 1,827,450 shares of common stock issuable upon exercise of stock options, (iv) 27,293,417 shares of common stock owned by Prism Ventures, LLC and the limited liability companies referred to in Note 8 below, each of which is owned by Prism Ventures, LLC, a limited liability company in which Mr. Cooper owns a 50% interest, and (v) 458,235 shares of common stock owned by certain family members of Mr. Cooper. Excludes 1,200,000 unvested stock options.

(2) Includes (i) 1,090,505 shares of common stock; (ii) 2,000,000 shares of restricted stock: (iii) 1,827,450 shares of common stock issuable upon exercise of stock options and (ii) 27,293,417 shares of common stock owned by Prism Ventures, LLC and the limited liability companies referred to in Note 8 below, each of which is owned by Prism Ventures, LLC, a limited liability company in which Mr. Schein owns a 50% interest. Excludes 1,200,000 unvested stock options.

(3) Consists of options that have vested or will vest within 60 days of the Record Date granted under the 2004 Plan.

(4) Includes vested option granted under the 2004 Plan. Does not include unvested options to purchase 56,250 shares of common stock granted in February 2007.

(5) Consists of vested option granted under the 2004 Plan. Does not include unvested options to purchase 112,500 shares of common stock granted in February 2007.

(6) Does not include unvested options to purchase 100,000 shares granted in November 2007.

(7) Consists of options that have vested or will vest within 60 days of the Record Date granted under the 2004 Plan. Excludes 122,222 unvested options.

(8) Includes an aggregate of 20,441,658 shares of common stock owned by Newton Partners LLC, Windsor Ventures LLC, Sapphire Ventures LLC, Tudor Technology Ventures LLC and Entry Point Capital LLC, each of which is owned by Prism Ventures, LLC. Each of Judson Cooper and Joshua D. Schein own a 50% interest in Prism Ventures, LLC. The address of Prism Ventures, LLC is 524 Clubhouse Road, Woodmere, New York 11598.

(9) With respect Emigrant Capital Corp. (“Emigrant”), the Company has relied, in part, on information supplied by such entity on Amendment to Schedule 13G filed with the SEC on February 14, 2008. Includes 1,430,769 shares of common stock issuable upon the exercise of warrants. Emigrant is a wholly-owned subsidiary of Emigrant Bank (“EB”), which is a wholly-owned subsidiary of Emigrant Bancorp, Inc. (“EBI”), which is a wholly-owned subsidiary of New York Private Bank & Trust Corporation (“NYPBTC”). The Paul Milstein Revocable 1998 Trust (the “Trust”) owns 100% of the voting stock of NYPBTC, EB, EBI, and NYPBTC and the Trust may be deemed to be the beneficial owners of the shares of Common Stock owned by Emigrant. Does not include the following shares of Common Stock held by the following individuals employed by or associated with Emigrant: 489,716 shares of Common Stock and 46,154 warrants held by David M. Seldin; 540,793 shares of Common Stock and 23,077 warrants held by Gilbert S. Stein, including 50,000 shares of Common Stock held by Mr. Stein’s children; 335,870 shares of Common Stock held by John R. Hart; 489,716 shares of Common Stock and 46,154 warrants held by Barry S. Friedberg; 83,968 shares of Common Stock held by Francis May; 360,000 shares of Common Stock held by HMM Investors, Inc.; 15,385 shares of Common Stock and 4,615 warrants held by Katherine Butkevich, and 15,385 shares of Common Stock and 4,616 warrants held by Kenneth Walters. The address of Emigrant Capital Corp. is 6 East 43rd Street, New York, New York 10017.

(10) With respect to the listed person, the Company has relied, in part, on information supplied by him on Amendment to Schedule 13D filed with the SEC on January 9, 2008. Mr. Stone has served as a consultant to us. Includes 2,055,526 shares of Common Stock held by Ajax Partners, of which the listed stockholder is the general managing partner.

(11) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 14, 2008. Robert W. Butts and John S. Clark II are the managing members of Southpoint Capital Advisors LLC, a Delaware limited liability company (“Southpoint CA LLC”) and of Southpoint GP, LLC, a Delaware limited liability company (“Southpoint GP LLC”). Southpoint CA LLC is the general partner of Southpoint Capital Advisors LP, a Delaware limited partnership (“Southpoint Advisors”). Southpoint GP LLC is the general partner of Southpoint GP, LP, a Delaware limited partnership (“Southpoint GP”). Southpoint GP is the general partner of Southpoint Fund LP, a Delaware limited partnership, Southpoint Qualified Fund LP, a Delaware limited partnership, and Southpoint Master Fund, LP, a Cayman Islands exempted limited partnership (the “Master Fund”). Southpoint Offshore Fund, Ltd., a Cayman Island exempted company, is also a general partner of the Master Fund. Southpoint CA LLC, Southpoint GP LLC, Southpoint Advisors, Southpoint GP, Robert W. Butts and John S. Clark II may be deemed the beneficial owners of the shares of Common Stock of Lev Pharmaceuticals reported herein, of which 3,692,308 are shares of Common Stock issuable upon conversion of warrants. The principal business address of Southpoint CA LLC, Southpoint GP LLC, Southpoint Advisors, Southpoint GP, Robert W. Butts and John S. Clark II is 623 Fifth Avenue, Suite 2503, New York, NY 10022.

(12) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 14, 2008. Jonathan Auerbach is the managing member of Hound Performance, LLC (“Hound Performance”) and Hound Partners, LLC (“Hound Partners LLC”), investment management firms that serve as the general partner and investment manager, respectively, to Hound Partners, LP (“Hound Partners LP”) and Hound Partners Offshore Fund, LP (“Hound Offshore”). Includes warrants to purchase 1,139,769 shares of common stock held by Hound Partners LP and warrants to purchase 1,167,923 shares of common stock held by Hound Offshore. Jonathan Auerbach, as managing member of Hound Performance and Hound Partners LLC has the power to vote, dispose, or direct the voting or disposition of, the shares of common stock of Lev Pharmaceuticals, Inc. reported herein. The principal business address of Hound Partners, LLC, Hound Performance, LLC, and Jonathan Auerbach is 101 Park Avenue, 48th Floor, New York, New York 10178.

(13) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 14, 2008. Alexandra Investment Management, LLC, a Delaware limited liability company (“AIM”), serves as investment adviser to Alexandra Global Master Fund Ltd., a British Virgin Islands company (“Alexandra”). By reason of such relationship, AIM may be deemed to share dispositive power over the shares of common stock stated as beneficially owned by Alexandra. AIM disclaims beneficial ownership of such shares of common stock. Mr. Mikhail A. Filimonov (“Filimonov”) is the Chairman, Chief Executive Officer, Chief Investment Officer and a managing member of AIM. By reason of such relationships, Filimonov may be deemed to share dispositive power over the shares of common stock stated as beneficially owned by Alexandra. Filimonov disclaims beneficial ownership of such shares of common stock. Alexandra's address is c/o AIM, 767 Third Avenue, 39th  Floor, New York, New York 10017.

(14) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 13, 2008. The number of shares reported in this table includes 1,600,000 shares of common stock underlying warrants. The principal business address of Pequot Capital Management, Inc. is 500 Nyala Farm Road, Westport, CT 06880.

(15) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 14, 2008. The principals of the listed entity may be deemed to beneficially own an aggregate 10,209,032 shares as a result of their voting and dispositive power over the 10,209,032 shares beneficially owned by Davidson Kempner Partners, Davidson Kempner Institutional Partners, LP, Davidson Kempner International, Ltd., Serena, Ltd., M.H. Davidson & Co., Davidson Kempner Healthcare Fund, LP and Davidson Kempner Healthcare International, Ltd. Davidson Kempner International Advisors may be deemed to beneficially own the 1,206,919 shares beneficially owned by Davidson Kempner International, Ltd. and the 20,422 shares beneficially owned by Serena, Ltd. as a result of its voting and dispositive power over those shares. Davidson Kempner Advisers Inc. may be deemed to beneficially own the 631,056 shares beneficially owned by Davidson Kempner Institutional Partners, LP as a result of its voting and dispositive power over those shares. MHD Management Co. may be deemed to beneficially own the 345,207 shares beneficially owned by Davidson Kempner Partners as a result of its voting and dispositive power over those shares. DK Group LLC may be deemed to beneficially own the 3,285,055 shares beneficially owned by Davidson Kempner Healthcare Fund LP as a result of its voting and dispositive power over those shares. DK Management Partners LP and DK Stillwater GP LLC may be deemed to beneficially own the 4,679,537 shares beneficially owned by Davidson Kempner Healthcare International Ltd. as a result of their voting and dispositive power over those shares. The address of the principal business office of each of the above persons is c/o Davidson Kempner Partners, 65 East 55th Street, 19th Floor, New York, New York 10022.

(16) With respect to the listed entity, the Company has relied, in part, on information supplied by it on Amendment to Schedule 13G filed with the SEC on February 11, 2008 and subsequently filed Forms 3 and 4. The beneficial ownership of the listed entity and certain affiliates is as follows: (i) the Mast Credit Opportunities I Master Fund, LP (the “Fund”) beneficially owns an aggregate of 16,986,500 shares of Common Stock, which amount includes the right to acquire an additional 900,000 shares of Common Stock through the exercise of a warrant issued to the Fund, (ii) Mast Capital Management, LLC (“Capital”), as investment adviser to the Fund beneficially owns 16,986,500 shares of Common Stock, which amount includes the right to acquire an additional 900,000 shares of Common Stock through the exercise of a warrant issued to the Fund, (iii) Mr. Christopher B. Madison, as both a manager of Capital and in his individual capacity, beneficially owns in the aggregate 17,086,500 shares of Common Stock, which amount includes the right to acquire an additional 900,000 shares of Common Stock through the exercise of a warrant issued to the Fund, and (iv) Mr. David J. Steinberg, as both a manager of Capital and in his individual capacity, beneficially owns 17,026,500 shares of Common Stock, which amount include the right of the Fund to acquire an additional 900,000 shares of Common Stock through the exercise of a warrant issued to the Fund. Messrs. Madison and Steinberg may be referred to herein as the “Managers”. The Fund has the power to vote and dispose of the shares of Common Stock beneficially owned by such entity (as described above). Capital, as the investment adviser of the Fund, has the authority to vote and dispose of all of the shares of Common Stock beneficially owned by the Fund. Each of Mr. Madison and Mr. Steinberg, by virtue of his position as manager of Capital, has the authority to vote and dispose of all of the shares of Common Stock beneficially owned by the Fund. In addition, Mr. Madison has the ability to vote and dispose of the shares of Common Stock beneficially owned by him individually and Mr. Steinberg has the ability to vote and dispose of the shares of Common Stock beneficially owned by him individually. The principal business office of the Fund with respect to the shares reported hereunder is c/o Goldman Sachs (Cayman) Trust, Limited, P.O. Box 896 GT, Harbour Centre, 2nd Floor, North Church, Street, George Town, Cayman Islands and the principal business officer for Capital and each of the Managers with respect to the share reported hereunder is 535 Boylston Street, Suite 401, Boston, MA 02116. As described under the caption “Certain Relationships and Related Transaction and Director Independence” for information regarding the secured loan arrangement the Company entered into with this stockholder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AND DIRECTOR INDEPENDENCE

Except as disclosed herein, we have not entered into any material transactions or series of similar transactions with any director, executive officer or any security holder owning 5% or more of our Common Stock. For information concerning employment agreements with, and compensation of, our executive officers and directors, see the disclosure in the section captioned “Employment, Severance and Change of Control Agreements.”

In March 2004, we entered into a consulting agreement with Richard Stone and granted to Mr. Stone a fully vested warrant in consideration for assisting us in developing our strategic business plan, obtaining the Sanquin license and consulting on our corporate structure. The warrant was for the purchase of 7,327,576 shares of common stock at an exercise price of $0.10 per share, expiring in March 2014.On August 23, 2004, Mr. Stone exercised these warrants on a “cashless exercise” transaction pursuant to which we issued a total of 6,297,571 shares of common stock. On April 1, 2005, we entered into a one year consulting agreement commencing April 1, 2005 with Richard Stone. We renewed this agreement with Mr. Stone for additional one year terms in April 2006 and 2007. Mr. Stone was paid $120,000 per year for his services, with payments made quarterly. Currently, Mr. Stone beneficially owns 5.1% of our outstanding common stock.

On November 2, 2007, the Company and its wholly-owned subsidiary, Lev Development Corp. entered into a Term Loan Agreement dated as of November 2, 2007 and a Pledge and Security Agreement of the same date, among the Company, the lender executing the Loan Agreement and Mast Capital Management, LLC, as agent for the lender. In connection with this arrangement, the Company paid Richard Stone $100,000 which was a 1% fee of the amount borrowed. In addition, on February 11, 2008, the lender, agent for the lender and two affiliated individuals filed a Schedule 13G with the Securities and Exchange Commission reporting that as of January 30, 2008, such persons were the beneficial owner of greater than 5.0% of our common stock. Subsequently, these persons filed additional beneficial ownership reports with the SEC disclosing additional acquisitions of our common stock. Accordingly, in the event that the Company elects to increase its borrowings under this loan arrangement, such transaction would be reviewed by the audit committee of the Company’s board of directors in accordance with its procedures for reviewing related party transactions.

Review, Approval or Ratification of Transactions with Related Persons

The audit committee of our board of directors is responsible for reviewing and recommending action to the board of directors regarding potential material transactions with related persons, including any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in our Audit Committee Charter.

To identify related party transactions, each year, we require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the officer or director or their family members have an interest. The company reviews related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with our interests or the interests of our stockholders. Any identified related party transactions are brought to the attention of the audit committee for review. Our Code of Business Conduct and Ethics requires all directors, officers and employees who may have a potential or apparent conflict of interest to immediately notify our board.

We expect our directors, officers and employees to act and make decisions that are in our best interests and encourage them to avoid situations which present a conflict between our interests or the interests of our stockholders and their own personal interests. Our directors, officers and employees are prohibited from taking any action that may make it difficult for them to perform their duties, responsibilities and services to us in an objective and fair manner.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has approved a rule governing the delivery of disclosure documents. This rule allows us to send a single copy of this proxy statement to any household at which two or more of our stockholders reside, if we believe that the stockholders are members of the same family. Some banks, brokers and other intermediaries may be participating in this practice of “householding” proxy statements and annual reports. This rule benefits both the Company and its stockholders as it reduces the volume of duplicate information received at a stockholder’s house and helps reduce our expenses. Each stockholder, however, will continue to receive individual proxy cards or voting instructions forms. Stockholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other nominee record holder. We will also deliver a separate copy of this proxy statement to any stockholder upon written request to Corporate Secretary, Lev Pharmaceuticals, Inc., 675 Third Avenue, Suite 2200, New York, New York 10017.

OTHER BUSINESS

As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

STOCKHOLDER PROPOSALS

Inclusion in Next Year’s Proxy Statement. A stockholder who desires to have his or her proposal included in next year’s proxy statement must, in accordance with SEC Rule 14a-8, deliver the proposal to our principal executive offices (at the address noted above) no later than the close of business on December 15, 2008.

Presentation at Meeting. For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit our management to vote proxies in its discretion if (a) our management receives notice of the proposal before the close of business on February 28, 2009 and advises stockholders in next year’s proxy statement about the nature of the matter and how it intends to vote on such matter, or (b) our management does not receive notice of the proposal prior to the close of business on February 28, 2009.

ADDITIONAL INFORMATION

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO CHIEF FINANCIAL OFFICER, LEV PHARMACEUTICALS, INC., 675 THIRD AVENUE, SUITE 2200, NEW YORK, NY 10017. Each such request must set forth a good faith representation that as of the Record Date the person making the request was the beneficial owner of common stock of Lev Pharmaceuticals entitled to vote at the Annual Meeting of Stockholders.

We are subject to the informational requirements of the Exchange Act and in accordance therewith file reports, proxy and information statements, and other information with the SEC. Such reports, proxy and information statements, and other information we file can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at prescribed rates. The SEC maintains a World Wide Web site that contains reports, proxy and information statements, and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval System. This Web site can be accessed at http://www.sec.gov.

By Order of the Board of Directors

Judson Cooper, Chairman

April 14, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

LEV PHARMACEUTICALS, INC.
Annual Meeting of Shareholders – May 15, 2008

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Judson A. Cooper and Joshua D. Schein and each of them, as proxies, each with full power of substitution, to represent and vote all the shares of common stock of Lev Pharmaceuticals, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Lev Pharmaceuticals, Inc. to be held on May 15, 2008 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

1.     Election of Directors

FOR all nominees listed	WITHHOLD AUTHORITY
below (except as marked	to vote for all
to the contrary below) ☐	nominees listed below ☐

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

Nominees for Directors:	Judson A. Cooper	Joshua D. Schein	Thomas Lanier
	Eric I. Richman	Scott Eagle	Henry M. Dachowitz

2.     Proposal to approve the amendment of the Company’s 2004 Omnibus Incentive Compensation Plan to increase the number of shares of Common Stock authorized to be issued under such plan.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.     Proposal to ratify Eisner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

FOR ☐	AGAINST ☐	ABSTAIN ☐

and to vote upon any other business as may properly become before the meeting or any adjournment thereof, all as described in the Proxy Statement dated April 14, 2008, receipt of which is hereby acknowledged.

Either of the proxies or their respective substitutes who shall be present and acting shall have and may exercise all the powers hereby granted.

(Please date and sign on reverse side)

This proxy, when properly executed, will be voted as directed. If no directions to the contrary are indicated, the proxy agents intend to vote FOR the election as directors of the nominees named on this proxy card and FOR the other Proposals.

A majority of the proxy agents present and acting in person, or by their substitutes (or if only one is present and acting, then that one) may exercise all the powers conferred hereby. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO ALL OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Date

Signed

(Please date and sign exactly as name appears at left. Each joint owner should sign. Executors, administrators, trustees, etc. should so indicate when signing.)

YOUR VOTE IS IMPORTANT — VOTE TODAY IN ONE OF TWO WAYS:

1.	VOTE BY INTERNET:

Log-on to http://www.stctransfer.com/votelogin.htm
Read the instructions on that page. Enter your control number listed on the front of this proxy above your name and vote your proxy by checking the appropriate boxes.

OR
2.	VOTE BY MAIL: If you do not wish to vote over the internet, please complete, sign, date and return the above proxy card in the postage prepaid envelope provided.

EXHIBIT A

LEV PHARMACEUTICALS, INC.

2004 OMNIBUS INCENTIVE COMPENSATION PLAN

AMENDED AS OF ____, 2008

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LEV PHARMACEUTICALS, INC.
2004 OMNIBUS INCENTIVE COMPENSATION PLAN

AMENDED AS OF ____, 2008

ARTICLE 1. ESTABLISHMENT, PURPOSE, AND DURATION

1.1. Establishment. Lev Pharmaceuticals, Inc., a Delaware corporation (hereinafter referred to as the "Company"), establishes an incentive compensation plan to be known as the 2004 Omnibus Incentive Compensation Plan (hereinafter referred to as the "Plan") amended as of _____, 2008, as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, and Other Stock-Based Awards.

The Plan shall become effective upon shareholder approval (the "Effective Date") and shall remain in effect as provided in Section 1.3 hereof.

1.2. Purpose of the Plan. The purpose of the Plan is to promote the interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate, and retain Employees and Directors of the Company upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through stock ownership and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.

1.3. Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) adoption of the Plan by the Board, and (b) the Effective Date.

ARTICLE 2. DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1.  "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

2.2.  "Annual Award Limit" or "Annual Award Limits" have the meaning set forth in Section 4.3.

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2.3.  "Award" means, individually or collectively, a grant under this Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Covered Employee Annual Incentive Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4.  "Award Agreement" means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5.  "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6.  "Board" or "Board of Directors" means the Board of Directors of the Company.

2.7.  "Cash-Based Award" means an Award granted to a Participant as described in Article 10.

2.8.  "Change of Control" means any of the following events:

(a) The acquisition by any Person of Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this Section 2.8, the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who on the Effective Date is the Beneficial Owner of twenty percent (20%) or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation, a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (v) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii), and (iii) of Section 2.8(c);

(b) Individuals who constitute the Board as of the Effective Date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

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(c) Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination: (i) all or substantially all of the individuals and entities who were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of Directors of the corporation resulting from the Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Successor Entity") in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Voting Securities; and (ii) no Person (excluding any Successor Entity or any employee benefit plan, or related trust, of the Company or such Successor Entity) beneficially owns, directly or indirectly, twenty percent (20%) or more of the combined voting power of the then outstanding voting securities of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.8) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

2.9.  "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time.

2.10.  "Committee" means the compensation committee of the Board, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.11.  "Company" means Lev Pharmaceuticals, Inc., a Delaware corporation, and any successor thereto as provided in Article 20 herein.

2.12.  "Covered Employee" means a Participant who is a "covered employee," as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

2.13.  "Director" means any individual who is a member of the Board of Directors of the Company.

2.14.  "Effective Date" has the meaning set forth in Section 1.1.

2.15.  "Employee" means any employee of the Company, its Affiliates, and/or
Subsidiaries.

2.16.  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

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2.17.  "Fair Market Value" or "FMV" means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share quoted through the National Association of Securities Dealers' Automatic Quotation ("NASDAQ") National Market System or other established stock exchange (or exchanges) on the applicable date, the preceding trading days the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of a Share on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award.

2.18.  "Full Value Award" means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19.  "Freestanding SAR" means an SAR that is granted independently of any Options, as described in Article 7.

2.20.  "Grant Price" means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21.  "Incentive Stock Option" or "ISO" means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.22.  "Insider" shall mean an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23. "Nonemployee Director" means a Director who is not an Employee.

2.24.  "Nonemployee Director Award" means any NQSO, SAR, or Full Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.25.  "Nonqualified Stock Option" or "NQSO" means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26.  "Option" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

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2.27.  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28.  "Other Stock-Based Award" means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.29.  "Participant" means any eligible person as set forth in Article 5 to whom an Award is granted.

2.30.  "Performance-Based Compensation" means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.31.  "Performance Measures" means measures as described in Article 11 on which the performance goals are based and which are approved by the Company's shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.32.  "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.33.  "Performance Share" means an Award granted to a Participant, as described in Article 9.

2.34.  "Performance Unit" means an Award granted to a Participant, as described in Article 9.

2.35.  "Period of Restriction" means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.36. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

2.37.  "Plan" means the Lev Pharmaceuticals, Inc. 2004 Omnibus Incentive Compensation Plan, as amended _____, 2008.

2.38.  "Plan Year" means the calendar year.

2.39.  "Restricted Stock" means an Award granted to a Participant pursuant to Article 8.

2.40.  "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

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2.41.  "Share" means a share of common stock of the Company, $.00001 par value per share.

2.42.  "Stock Appreciation Right" or "SAR" means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.43.  "Subsidiary" means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.44.  "Tandem SAR" means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

ARTICLE 3. ADMINISTRATION

3.1.  General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2.  Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, and, subject to Article 18, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.

3.3.  Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its Subsidiaries and Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any person to whom it has delegated duties or powers as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

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ARTICLE 4. SHARES SUBJECT TO THE PLAN

4.1.  Number of Shares Available for Awards.

(a) Subject to adjustment as provided in Section 4.3 herein, the maximum number of Shares available for issuance to Participants under the Plan (the "Share Authorization") shall be twenty million (20,000,000) Shares.

(b) Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs and NQSOs shall be:

(i) Twenty million (20,000,000) Shares that may be issued pursuant to Awards in the form of ISOs; and

(ii) Twenty million (20,000,000) Shares that may be issued pursuant to Awards in the form of NQSOs.

4.2.  Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee's permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan. Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Stock-Based Awards. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

4.3. Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

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The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 18, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

5.1.  Eligibility. Individuals eligible to participate in this Plan include all Employees and Directors.

5.2. Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

ARTICLE 6. STOCK OPTIONS

6.1.  Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the regulations thereunder).

6.2. Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3. Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

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6.4. Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5. Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6. Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion., including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant's request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7. Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

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6.8. Termination of Employment. Each Participant's Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's employment or provision of services to the Company, its Affiliates, its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9. Transferability of Options.

(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

(b) Nonqualified Stock Options. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

6.10.  Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11.  Substituting SARs. Only in the event the Company is not accounting for equity compensation under APB Opinion 25, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Stock (or SARs paid in Stock or cash at the Committee's discretion) for outstanding Options; provided, the terms of the substituted Stock SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

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ARTICLE 7. STOCK APPRECIATION RIGHTS

7.1.  Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (i) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (ii) set at a premium to the FMV of the Shares on the date of grant, or (iii) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2. SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3. Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4. Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5. Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

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7.6. Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee's determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7. Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8. Nontransferability of SARs. Except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

7.9. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8. RESTRICTED STOCK AND
RESTRICTED STOCK UNITS

8.1.  Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

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8.2. Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3. Transferability. Except as provided in this Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4. Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5. Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

THE SALE OR TRANSFER OF SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE LEV PHARMACEUTICALS, INC. 2004 OMNIBUS INCENTIVE COMPENSATION PLAN, AS AMENDED ___, 2008, AND IN THE ASSOCIATED AWARD AGREEMENT. A COPY OF THE PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM LEV PHARMACEUTICALS, INC.

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8.6. Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant's Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7. Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8. Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9. PERFORMANCE UNITS/PERFORMANCE SHARES

9.1.  Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2. Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3. Earning of Performance Units/Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

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9.4. Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5. Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6. Nontransferability. Except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement or otherwise at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10. CASH-BASED AWARDS AND
OTHER STOCK-BASED AWARDS

10.1.  Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2. Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

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10.3. Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4. Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5. Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or other Stock-Based Awards following termination of the Participant's employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6. Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant's rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant's permitted transferee.

ARTICLE 11. PERFORMANCE MEASURES

11.1.  Performance Measures. Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a) Net earnings or net income (before or after taxes);

(b) Earnings per share;

(c) Net sales growth;

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(d) Net operating profit;

(e) Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(f) Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(g) Earnings before or after taxes, interest, depreciation, and/or amortization;

(h) Gross or operating margins;

(i) Productivity ratios;

(j) Share price (including, but not limited to, growth measures and total shareholder return);

(k) Expense targets;

(l) Margins;

(m) Operating efficiency;

(n) Customer satisfaction; and

(o) Working capital targets.

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2. Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

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11.3. Adjustment of Performance-Based Compensation. Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4. Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12. NONEMPLOYEE DIRECTOR AWARDS

12.1.  Nonemployee Director Awards. All Awards to Nonemployee Directors shall be determined by the Board or Committee.

12.2. Nonemployee Director Retainer Deferral. The Committee may permit or require a Nonemployee Director Participant to defer all or some portion of any cash retainer to be paid to such Participant. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such retainer deferrals.

ARTICLE 13. DIVIDEND EQUIVALENTS

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

ARTICLE 14. BENEFICIARY DESIGNATION

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

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ARTICLE 15. DEFERRALS

The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 16. RIGHTS OF PARTICIPANTS

16.1.  Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant's employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 18, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2. Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

16.3. Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 17. CHANGE OF CONTROL

17.1.  Change of Control of the Company. Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall determine otherwise in the Award Agreement:

(a) Any and all Options and SARs granted hereunder shall become immediately vested and exercisable; additionally, if a Participant's employment is terminated for any reason except Cause within three (3) months prior to such Change of Control or within twelve (12) months subsequent to such Change of Control, the Participant shall have until the earlier of: (i) twelve (12) months following such termination date, or (ii) the expiration of the Option or SAR term, to exercise any such Option or SAR;

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(b) Any Period of Restriction and restrictions imposed on Restricted Stock or Restricted Stock Units shall lapse and such Restricted Stock or Restricted Stock Units shall become fully vested;

(c) The incentive pool used to determine Covered Employee Annual Incentive Awards shall be based on the Consolidated Operating Earnings or Operating Cash Flow or Net Income of the Plan Year immediately preceding the year of the Change of Control, or such other method of payment as may be determined by the Committee at the time of the Award or thereafter but prior to the Change of Control;

(d) The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, and Performance Shares, shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control;

(i) The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control. The Committee has the authority to pay all or any portion of the value of the Shares in cash;

(ii) Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

(e) Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company, the Committee shall pay out all Cash-Based Awards and Other Stock-Based Awards.

(f) Subject to the acceleration of vesting of outstanding Options, the Committee, in its discretion, may provide that in the event of a Change of Control pursuant to Section 2.8(a), (b), (c), or (d), no later than ten (10) days after the approval by the shareholders of the Company of such merger, consolidation, reorganization, sale, lease, or exchange or assets or dissolution or such election of directors, or in the event of a Change of Control pursuant to Section 2.8(a), no later than thirty (30) days after the occurrence of such Change of Control, that (i) Options may be exercised in full only for a limited period of time on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised Options and all rights of the Participants thereunder shall terminate, or (ii) require the mandatory surrender to the Company by selected Participants of some or all of the outstanding Options held by such Participants as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Options and the Company shall pay to each Participant an amount of cash per Share equal to the excess, if any of the "Change of Control Value" of the Shares subject to such Option over the Option Price(s) under such Options for such Shares.

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(g) For the purpose of Section 17.1(f)(ii), "Change of Control Value" shall equal the amount determined in clause (i), (ii), or (iii), whichever is applicable, as follows: (i) the per Share price offered to shareholders of the Company in any such merger, consolidation, reorganization, sale of assets, or dissolution transaction, (ii) the price per Share offered to shareholders of the Company in any tender offer or exchange offer whereby a Change of Control takes place, or (iii) if such Change of Control occurs other than pursuant to a tender or exchange offer, the Fair Market Value per Share of the Shares in which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in Section 2.8 consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

ARTICLE 18. AMENDMENT, MODIFICATION,
SUSPENSION, AND TERMINATION

18.1.  Amendment, Modification, Suspension, and Termination. Subject to Section 18.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company's shareholders and except as provided in Sections 4.3 and 6.11 hereof, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

18.2. Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

18.3. Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

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ARTICLE 19. WITHHOLDING

19.1.  Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

19.2. Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 20. SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 21. GENERAL PROVISIONS

21.1.  Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant's provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

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21.2. Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

21.3. Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

21.4. Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

21.5. Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

21.6. Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

21.7. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21.8. Investment Representations. The Committee may require any person receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the person is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

21.9. Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by the Plan;

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(b) Determine which Employees and/or Directors outside the United States are eligible to participate in the Plan;

(c) Modify the terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

(d) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 21.9 by the Committee shall be attached to this Plan document as appendices; and

(e) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

21.10.  Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

21.11.  Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company, and/or its Subsidiaries, and/or Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

21.12. No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

21.13. Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Covered Employee Annual Incentive Awards, may be included as "compensation" for purposes of computing the benefits payable to any Participant under the Company's or any Subsidiary's or Affiliate's retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant's benefit.

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21.14. Nonexclusivity of the Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

21.15. No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company's or a Subsidiary's or an Affiliate's right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

21.16. Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

21.17. Indemnification. Each person who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the company to whom authority was delegated in accordance with Section 3.3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action take or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Exhibit B
Lev Pharmaceuticals, Inc.
Audit Committee Charter
December 2007

Organization

This charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the “Committee”) of at least two members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson (or delegate the authority to designate a chairperson to the Committee). The members of the Committee shall so appointed shall serve until their successors shall be duly elected and qualified. For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act. Each member of the Committee shall be financially literate, or become financially literate, within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by SEC rules.

The Committee shall meet at least quarterly. In addition, the Committee shall meet with the independent registered public accountants and management quarterly to review the Company's financial statements. The Audit Committee shall meet periodically with management and the Company=s independent registered public accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of or consultants to the Audit Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. Minutes of each meeting reflecting, among other things, all actions taken by the Committee should be recorded by the Secretary to the Committee. The Committee shall report regularly to the Board of Directors with respect to its activities.

Purpose

The purpose of the Committee shall be to:

A.	Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to:

(i)	the integrity of the Company’s financial statements;

(ii)	the effectiveness of the Company’s internal control over financial reporting;
(iii)	the Company’s compliance with legal and regulatory requirements related to financial statements and internal controls;
(iv)	the independent registered public accounting firm’s qualifications and independence; and
(v)	the performance of the Company’s independent registered public accountants.

B.	Prepare the Audit Committee Report that SEC proxy rules require to be included in the Company’s annual proxy statement.

The Committee shall retain and compensate such outside legal, accounting, or other advisers, as it considers necessary in discharging its oversight role. In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accountants, and management of the Company, and to determine that all parties are aware of their responsibilities.

Duties and Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company, and for establishing and maintaining internal control over financial reporting. The independent registered public accountants are responsible for auditing both the Company’s financial statements and management’s assessment of the effectiveness of internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to monitor the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide with the understanding that the Committee may supplement them as appropriate. The Committee shall have the authority to perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

A.
The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the auditor regarding financial reporting and internal control-related matters) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the independent registered public accountants must report directly to the Committee.

B.	At least annually, the Committee shall obtain and review a report by the independent registered public accountants describing:
(i)	the firm’s internal quality control procedures;
(ii)
any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

(iii)	all relationships between the independent registered public accountants and the Company (to assess the auditors’ independence).

C.
After reviewing the foregoing report and the independent registered public accountants’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management.

D.
The Committee shall determine that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

E.
The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control-related services and shall receive certain disclosure, documentation, and discussion of non-prohibited tax services by the independent registered public accountant based on PCAOB Rule 3524. The Committee shall not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

F.
The Committee shall discuss with the internal auditors and the independent registered public accountants the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

G.
The Committee shall regularly review with the independent registered public accountants any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent registered public accountants’ activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office (or any firm-wide department performing the role of quality control over audits) regarding auditing or accounting issues or internal control-related issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company that is in addition to their audit report on the effectiveness of internal control over financial reporting.

H.
The Committee shall meet to review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (PCAOB) (United States).

I.
The Committee shall meet to review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). Also, the Committee shall discuss the results of the annual audit and any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the PCAOB (United States).

J.	The Committee’s review of the financial statements shall include:
(i)
major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal control over financial reporting and any specific remedial actions adopted in light of significant deficiencies or material weaknesses;

(ii)
discussions with management and the independent registered public accountants regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including analyses of the effects of alternative GAAP methods on the financial statements;

(iii)	consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;
(iv)	consideration of the judgment of both management and the independent registered public accountants about the quality, not just the acceptability of accounting principles; and
(v)	the clarity of the disclosures in the financial statements.

K.
The Committee shall receive and review a report from the independent registered public accountants, prior to the filing of the Company’s Annual Report on Form 10-K (or prior to the filing of the annual report to shareholders if distributed prior to the filing of Form 10-K) on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants; and other material written communications between the independent registered public accountants and management.

L.
The Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made.

M.
The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies prior to the Company’s issuance of such releases or reports. The Committee shall review and discuss significant matters to be disclosed in Current Reports on Form 8-K filed with the SEC. The Committee shall also discuss with management and the independent auditor the effect of regulatory and accounting initiatives including the Company's use, if any, of “pro forma” or “adjusted” non-GAAP financial information and off-balance sheet structures on the Company's financial statements.

N.	The Committee shall review management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants’ report on the effectiveness of internal control over financial reporting.

O.
The Committee shall review with the independent registered public accounting firm and management: (a) the adequacy and effectiveness of the systems of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent registered public accounting firm or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company; and (b) any questions, comments or suggestions the auditor may have relating to the internal controls, and accounting practices and procedures, of the Company.

P.
The Committee shall discuss with the independent registered public accountants the characterization of any deficiencies in internal control over financial reporting and any differences between management’s assessment of the deficiencies and the independent registered public accountants’. The Committee shall also discuss with management its remediation plan to address any internal control deficiencies. The Committee shall determine that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete.

Q.	The Committee shall discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act.

R.
The Committee shall discuss with management and the independent registered public accountants any (i) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (ii) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

S.	The Committee shall review with senior management the Company’s overall antifraud programs and controls.

T.
The Committee shall review the Company’s compliance and ethics programs, including a code of ethics applicable to all employees, including the Company’s principal executive officer, senior financial officers and directors. The Committee’s responsibilities shall include consideration of legal and regulatory requirements related to financial statements and internal controls, and it shall review with management its periodic evaluation of the effectiveness of such programs. The Committee shall review the Company’s code of conduct and ethics and programs that management has established to monitor compliance with such code. The Committee shall update, if appropriate, such codes of conduct and ethics to ensure compliance with SEC regulations. The Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company. The Committee shall determine whether to grant any waivers of or approve any other deviations from the Company’s code of conduct and ethics, including those concerning related party transactions.

U.
The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud. The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. If appropriate, the Committee shall initiate special investigations into matters within its scope of responsibilities or as delegated by the Board of Directors. The Committee shall review with management and the Company’s counsel, legal compliance matters including corporate securities trading policies and any other legal matters, including material litigation or special investigations that could have a significant impact on the Company’s policies or financial statements to ensure that reports and other information disseminated to governmental organizations or the public satisfy legal requirements.

V.
The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

W.
The Committee shall set clear hiring policies for employees or former employees of the independent registered public accountants that meet the SEC regulations and stock exchange listing standards. If applicable, the Committee shall review the appointment and replacement of the senior internal accounting personnel and the organizational structure, and qualifications of the internal accounting department.

X.
The Company shall provide the appropriate funding, as determined by the Committee, for payment of: (i) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Y.
The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively. The Committee also shall discuss with the independent registered public accountants the accountants’ observations related to the effectiveness of the Committee.

Z.	The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.